Exhibit 1.2

Up to 22,425,000 Shares

Clifton Bancorp Inc.

(a Maryland corporation)

Common Stock

(par value $0.01 per share)

AGENCY AGREEMENT

                         , 2014

SANDLER O’NEILL & PARTNERS, L.P.

1251 Avenue of the Americas, 6th Floor

New York, New York 10020

Ladies and Gentlemen:

Clifton Bancorp Inc., a Maryland corporation (the “Company”), Clifton Savings Bancorp, Inc., a federal “mid-tier” holding company (the “Mid-Tier Company”), Clifton MHC, a federal mutual holding company (the “MHC”), and Clifton Savings Bank, a federally chartered stock savings bank (the “Bank”), hereby confirm their agreement with Sandler O’Neill & Partners, L.P. (“Sandler O’Neill” or the “Agent”) with respect to the offer and sale by the Company of up to 22,425,000 shares of the Company’s common stock, par value $0.01 per share (the “Common Stock”). The shares of Common Stock to be sold by the Company in the Offerings (as defined below) are hereinafter called the “Securities.”

The Securities are being offered for sale in accordance with the Plan of Conversion and Reorganization (the “Plan”) adopted by the Boards of Directors of the Mid-Tier Company, the MHC and the Bank pursuant to which the MHC intends to convert from the mutual to stock holding company form of organization pursuant to the following steps: (i) the establishment of the Company as a Maryland-chartered subsidiary of the Mid-Tier Company; (ii) the merger of the MHC with and into the Mid-Tier Company with the Mid-Tier Company as the surviving entity (the “MHC Merger”); (iii) the merger of the Mid-Tier Company with and into the Company with the Company as the surviving entity (the “Mid-Tier Company Merger”); and (iv) the sale and exchange of Common Stock pursuant to the Plan and the regulations of the Board of Governors of the Federal Reserve System (the “FRB”). As a result of the Mid-Tier Company Merger, the Bank will become a wholly owned subsidiary of the Company. The outstanding shares of common stock of the Mid-Tier Company held by persons other than the MHC will be converted into Common Stock pursuant to an exchange ratio as defined in the Plan, which will result in the holders of such shares receiving and owning in the aggregate approximately the same percentage of the Common Stock to be outstanding upon the completion of the conversion as the percentage of Mid-Tier Company common stock owned by them in the aggregate immediately prior to consummation of the conversion before giving effect to (a) cash paid in lieu of any fractional interests of Common Stock and (b) any Securities purchased in the Offerings.

Pursuant to the Plan, the Company will offer to certain depositors and borrowers of the Bank and to the Bank’s tax-qualified employee benefit plans, including the Bank’s employee stock ownership plan (the “ESOP”), rights to subscribe for the Securities in a subscription offering (the “Subscription Offering”). Securities that are not subscribed for in the Subscription Offering will be offered to certain members of the general public in a community offering (the “Community Offering”), with preference given first to natural persons (including trusts of natural persons) residing in the New Jersey Counties of Bergen, Passaic, Essex, Morris, Hudson and Union, second to shareholders of the Mid-Tier Company as of the voting record date (other than the MHC) and finally to other members of the general public. The Community Offering, which together with the Subscription Offering, as each may be extended or reopened from time to time, are herein referred to as the “Subscription and Community Offering,” may be commenced concurrently with, during or after the Subscription Offering. It is currently anticipated that any Securities not subscribed for in the Subscription and Community Offering will be offered, subject to Section 2 hereof, in a syndicated offering (the “Syndicated Offering”) or an underwritten public offering (the “Public Offering”); provided, however, that the Community Offering may occur concurrently with the Subscription Offering and the Syndicated Offering or the Public Offering. The Subscription and Community Offering, the Syndicated Offering and the Public Offering are hereinafter referred to collectively as the “Offerings.” The conversion and reorganization of the MHC from mutual to stock holding company form, the formation of the Company, the MHC Merger, the Mid-Tier Company Merger, the exchange of the Mid-Tier Company’s public shareholders’ shares for shares of Common Stock (the “Exchange Shares”), the acquisition of the capital stock of the Bank by the Company and the Offerings are hereinafter referred to collectively as the “Conversion.” It is acknowledged that the number of Securities to be sold in the Conversion may be increased or decreased as described in the Prospectus (as hereinafter defined). If the number of Securities is increased or decreased in accordance with the Plan, the term “Securities” shall mean such greater or lesser number, where applicable. If there is a Public Offering, the Public Offering will be governed by a separate Underwriting Agreement, as hereinafter defined, as described in Section 2 hereof.

The Company has filed with the Securities and Exchange Commission (the “Commission”) a registration statement on Form S-1 (No. 333-192598), including a related prospectus, for the registration of the sale of the Securities under the Securities Act of 1933, as amended (the “Securities Act”), has filed such amendments thereto, if any, and such amended prospectuses as may have been required to the date hereof by the Commission in order to declare such registration statement effective, and will file such additional amendments thereto and such amended prospectuses and prospectus supplements as may hereafter be required. Such registration statement (as amended to date, if applicable, and as from time to time amended or supplemented hereafter, including post-effective amendments thereto containing the preliminary and final prospectus for the Public Offering, if any) and the prospectuses constituting a part thereof (including in each case all documents incorporated or deemed to be incorporated by reference therein and the information, if any, deemed to be a part thereof pursuant to the rules and regulations of the Commission promulgated under the Securities Act, as from time to time amended or supplemented pursuant to the Securities Act or otherwise (the “Securities Act

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Regulations”), as well as the preliminary prospectus, if any, as defined in Rule 430A of the Securities Act Regulations and the prospectus for the Public Offering, if any, contained in a post-effective amendment to the Registration Statement or a new registration statement), are hereinafter referred to as the “Registration Statement” and the “Prospectus,” respectively, except that if any revised prospectus shall be used by the Company in connection with the Subscription and Community Offering, the Syndicated Offering or the Public Offering, if any, which differs from the Prospectus on file at the Commission at the time the Registration Statement becomes effective (whether or not such revised prospectus is required to be filed by the Company pursuant to Rule 424(b) of the Securities Act Regulations), the term “Prospectus” shall refer to such revised prospectus from and after the time it is first provided to the Agent for such use.

Concurrently with the execution of this Agreement, the Company is delivering to the Agent copies of the Prospectus of the Company to be used in the Subscription and Community Offering and, if necessary, will deliver copies of the Prospectus and a prospectus supplement for use in a Syndicated Offering or Public Offering, if any. Such Prospectus contains information with respect to the Bank, the Mid-Tier Company, the Company, the MHC and the Common Stock.

SECTION 1. REPRESENTATIONS AND WARRANTIES.

(a) The Company, the Mid-Tier Company, the Bank and the MHC jointly and severally represent and warrant to the Agent as of the date hereof as follows:

(i) The Registration Statement has been declared effective by the Commission, no stop order has been issued with respect thereto and no proceedings therefor have been initiated or, to the knowledge of the Company, the Mid-Tier Company, the MHC and the Bank, threatened by the Commission. At the time the Registration Statement became effective and at the Closing Time referred to in Section 2 hereof, the Registration Statement complied and will comply in all material respects with the requirements of the Securities Act and the Securities Act Regulations and did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. The Prospectus as of the date hereof does not, and at the Closing Time referred to in Section 2 hereof will not, include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection shall not apply to statements in or omissions from the Registration Statement or Prospectus made in reliance upon and in conformity with information with respect to the Agent furnished to the Company in writing by the Agent or its counsel expressly for use in the Registration Statement or Prospectus (the “Agent Information,” which the Company, the Mid-Tier Company, the MHC and the Bank acknowledge appears only in the [sixth paragraph] of the section titled “The Conversion and Offering – Marketing Arrangements”).

(ii) At the time of filing the Registration Statement relating to the offering of the Securities and as of the date hereof, the Company was not, and is not, an ineligible issuer, as defined in Rule 405 of the Securities Act Regulations. At the time of the filing

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of the Registration Statement and at the time of the use of any issuer free writing prospectus, as defined in Rule 433(h) of the Securities Act Regulations, the Company met the conditions required by Rules 164 and 433 of the Securities Act Regulations for the use of a free writing prospectus. If required to be filed, the Company has filed any issuer free writing prospectus related to the Securities at the time it was required to be filed under Rule 433 and, if not required to be filed, it has retained such free writing prospectus in the Company’s records pursuant to Rule 433(g) of the Securities Act Regulations and, if any issuer free writing prospectus is used after the date hereof in connection with the offering of the Securities, the Company will file or retain such free writing prospectus as required by Rule 433.

(iii) As of the Applicable Time, neither (i) the Issuer-Represented General Free Writing Prospectus(es) issued at or prior to the Applicable Time and the Statutory Prospectus, all considered together (collectively, the “General Disclosure Package”), nor (ii) any individual Issuer-Represented Limited-Use Free Writing Prospectus, when considered together with the General Disclosure Package, included any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The preceding sentence does not apply to statements in or omissions from any Prospectus included in the Registration Statement relating to the Securities or any Issuer-Represented Free Writing Prospectus based upon and in conformity with written information furnished to the Company by the Agent specifically for use therein. As used in this paragraph and elsewhere in this Agreement:

1. “Applicable Time” means each and every date when a potential purchaser submitted a subscription or otherwise committed to purchase Securities.

2. “Statutory Prospectus”, as of any time, means the Prospectus relating to the Securities that is included in the Registration Statement relating to the Securities immediately prior to that time, including any document incorporated by reference therein.

3. “Issuer-Represented Free Writing Prospectus” means any “issuer free writing prospectus,” as defined in Rule 433(h), relating to the Securities. The term does not include any writing exempted from the definition of prospectus pursuant to clause (a) of Section 2(a)(10) of the Securities Act, without regard to Rule 172 or Rule 173 of the Securities Act Regulations.

4. “Issuer-Represented General Free Writing Prospectus” means any Issuer-Represented Free Writing Prospectus that is intended for general distribution to prospective investors.

5. “Issuer-Represented Limited-Use Free Writing Prospectus” means any Issuer-Represented Free Writing Prospectus that is not an

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Issuer-Represented General Free Writing Prospectus. The term Issuer-Represented Limited-Use Free Writing Prospectus also includes any “bona fide electronic road show,” as defined in Rule 433, that is made available without restriction pursuant to Rule 433(d)(8)(ii) or otherwise, even though not required to be filed with the Commission.

(iv) Each Issuer-Represented Free Writing Prospectus, as of its date of first use and at all subsequent times through the completion of the Offerings and sale of the Securities or until any earlier date that the Company notified or notifies the Agent (as described in the next sentence), did not, does not and will not include any information that conflicted, conflicts or will conflict with the information contained in the Registration Statement relating to the Securities, including any document incorporated by reference therein that has not been superseded or modified. If at any time following the date of first use of an Issuer-Represented Free Writing Prospectus there occurred or occurs an event or development as a result of which such Issuer-Represented Free Writing Prospectus conflicted or would conflict with the information contained in the Registration Statement relating to the Securities or included or would include an untrue statement of a material fact or omitted or would omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances prevailing at that subsequent time, not misleading, the Company has notified or will notify promptly the Agent so that any use of such Issuer-Represented Free-Writing Prospectus may cease until it is amended or supplemented and the Company has promptly amended or will promptly amend or supplement such Issuer-Represented Free Writing Prospectus to eliminate or correct such conflict, untrue statement or omission. The foregoing two sentences do not apply to statements in or omissions from any Issuer-Represented Free Writing Prospectus based upon and in conformity with written information furnished to the Company by the Agent specifically for use therein.

(v) The Company has filed with the FRB the Company’s application for approval of its acquisition of the Bank, which includes the mergers described above (the “Holding Company Application”), on Form H-(e)1-S promulgated under the savings and loan holding company provisions of the Home Owners’ Loan Act, as amended (the “HOLA”), and the regulations promulgated thereunder. The Company has received written notice from the FRB of its approval of the acquisition of the Bank, such approval remains in full force and effect, no order has been issued by the FRB suspending or revoking such approval and no proceedings therefor have been initiated or, to the knowledge of the Company, the Mid-Tier Company, the MHC or the Bank, threatened by the FRB. At the date of such approval and at the Closing Time referred to in Section 2 hereof, the Holding Company Application complied and will comply in all material respects with the applicable provisions of HOLA and the regulations promulgated thereunder and the Holding Company Application is truthful and accurate in all material respects.

(vi) Pursuant to the rules and regulations of the FRB (the “FRB Regulations”), the MHC has filed with the FRB an Application for Approval of Conversion on Form AC, and has filed such amendments thereto and supplementary materials as may have been required to the date hereof (such application, as amended to date, if applicable,

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and as from time to time amended or supplemented hereafter, is hereinafter referred to as the “Conversion Application”). The Offerings and the Plan have been duly adopted by the Boards of Directors of the MHC, the Mid-Tier Company and the Bank and such adoption has not since been rescinded or revoked. The Conversion Application has been approved by the FRB, and such approval remains in full force and effect and no order has been issued by the FRB suspending or revoking such approval and no proceedings therefor have been initiated or, to the knowledge of the Company, the Mid-Tier Company, the MHC or the Bank, threatened by the FRB. At the date of such approval and at the Closing Time referred to in Section 2 hereof, the Conversion Application complied and will comply in all material respects with the applicable provisions of the FRB Regulations.

(vii) At the time of their use, the proxy statement for the solicitation of proxies from MHC members for the special meeting to approve the Plan (the “Members’ Proxy Statement”), the proxy statement/prospectus for the solicitation of proxies from shareholders of the Mid-Tier Company for the special meeting at which shareholders will vote on a proposal to approve the Plan (the “Shareholders’ Proxy Statement”) and any other proxy solicitation materials will comply in all material respects with the applicable provisions of the FRB Regulations and the applicable rules and regulations of the Commission under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), as from time to time amended or supplemented pursuant to the Exchange Act or otherwise (the “Exchange Act Regulations”) (the Securities Act Regulations and the Exchange Act Regulations are collectively referred to herein as the “Commission Regulations”), and will not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The Company, the Mid-Tier Company, the MHC and the Bank will promptly file the Prospectus and any supplemental sales literature with the Commission and the FRB. The Prospectus and all supplemental sales literature, as of the date the Registration Statement became effective and at the Closing Time referred to in Section 2 hereof, complied and will comply in all material respects with the applicable requirements of the FRB Regulations and the Securities Act Regulations and, at or prior to the time of their first use, will have received all required authorizations of the FRB and Commission for use in final form.

(viii) None of the Commission, the FRB, or any “Blue Sky” authority has, by order or otherwise, prevented or suspended the use of the Members’ Proxy Statement, the Shareholders’ Proxy Statement, the Prospectus or any supplemental sales literature authorized by the Company, the Mid-Tier Company, the MHC or the Bank for use in connection with the Offerings, and no proceedings for such purposes are pending or threatened.

(ix) At the Closing Time referred to in Section 2 hereof, the Company, the Mid-Tier Company, the MHC and the Bank will have completed the conditions precedent to the Conversion in accordance with the Plan, the applicable FRB Regulations and all other applicable laws, regulations, decisions and orders, including all material terms, conditions, requirements and provisions precedent to the Conversion imposed upon the Company, the Mid-Tier Company, the MHC or the Bank by the FRB, or any other

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regulatory authority, other than those which the regulatory authority permits to be completed after the Conversion. The Conversion, the Offerings and other transactions contemplated hereby do not and will not require any material consent, approval, authorization or permit or filing with any other governmental agency or regulatory authority, except as disclosed in the Prospectus.

(x) RP Financial, LC. (the “Appraiser”), which prepared the valuation of the Bank as part of the Conversion, has advised the Company, the Mid-Tier Company, the MHC and the Bank in writing that it satisfies all requirements for an appraiser set forth in the FRB Regulations and any interpretations or guidelines issued by the FRB or its staff with respect thereto and that it has not been advised by the FRB that it is not so qualified to prepare such valuation.

(xi) ParenteBeard LLC, the accountants who audited the consolidated financial statements of the Mid-Tier Company for the three-year period ended March 31, 2013 included in the Registration Statement, have advised the Company, the Mid-Tier Company, the MHC and the Bank in writing that they are independent public accountants within the meaning of Rule 101 of the American Institute of Certified Public Accountants (the “AICPA”), that they are registered with the Public Company Accounting Oversight Board (the “PCAOB”) and such accountants are, with respect to the Company, the Mid-Tier Company, the MHC and the Bank, independent certified public accountants as required by the Securities Act, the Securities Act Regulations and the FRB Regulations and such accountants are not in violation of the auditors independence requirements of the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”). BDO USA, LLP, the accountants who performed the procedures established by the PCAOB for a review of interim financial information as described in SAS No. 100, Interim Financial Information on the unaudited consolidated financial statements of the Mid-Tier Company for the six month periods ended September 30, 2013 and 2012 included in the Registration Statement, have advised the Company, the Mid-Tier Company, the MHC and the Bank in writing that they are independent public accountants within the meaning of Rule 101 of the AICPA, that they are registered with the PCAOB and such accountants are, with respect to the Company, the Mid-Tier Company, the MHC and the Bank, independent certified public accountants as required by the Securities Act, the Securities Act Regulations and the FRB Regulations and such accountants are not in violation of the auditors independence requirements of the Sarbanes-Oxley Act.

(xii) The only direct subsidiary of the Mid-Tier Company is the Bank, and the only direct subsidiary of the Bank is Botany Inc., which conducts its business solely in the State of New Jersey (collectively, the “Subsidiaries”). Except for the Subsidiaries, none of the Company, the Mid-Tier Company, the MHC, and the Bank, directly or indirectly, control any other corporation, limited liability company, partnership, joint venture, association, trust or other business organization. Upon completion of the Conversion, the only direct subsidiary of the Company will be the Bank.

(xiii) The consolidated financial statements and the related notes thereto included in the Registration Statement and the Prospectus present fairly the financial position of the Mid-Tier Company and its Subsidiaries at the dates indicated and the

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results of operations, retained earnings, stockholders’ equity and cash flows for the periods specified, and comply as to form with the applicable accounting requirements of the Securities Act Regulations and the FRB Regulations; except as otherwise stated in the Registration Statement and Prospectus, said financial statements have been prepared in conformity with generally accepted accounting principles applied on a consistent basis except as noted therein. The other financial, statistical and pro forma information and related notes included in the Prospectus present fairly the information shown therein on a basis consistent with the audited and unaudited financial statements included in the Prospectus, and as to the pro forma adjustments, the adjustments made therein have been consistently applied on the basis described therein.

(xiv) Since the respective dates as of which information is given in the Registration Statement and the Prospectus, except as otherwise stated therein: (A) there has been no material adverse change in the financial condition, results of operations, business affairs or prospects of the Company, the Mid-Tier Company, the MHC, the Bank and the Subsidiaries, whether or not arising in the ordinary course of business, (B) except for transactions specifically referred to or contemplated in the Registration Statement and Prospectus, there have been no transactions entered into by the Company, the Mid-Tier Company, the MHC, the Bank or the Subsidiaries, other than those in the ordinary course of business, which are material with respect to the Company, the Mid-Tier Company, the MHC and the Bank, (C) the capitalization, liabilities, assets, properties and business of the Company, the Mid-Tier Company, the MHC and the Bank conform in all material respects to the descriptions contained in the Prospectus and none of the Company, the Mid-Tier Company, the MHC, the Bank or the Subsidiaries has any material liabilities of any kind, contingent or otherwise, except as disclosed in the Registration Statement or the Prospectus and (D) none of the Company, the Mid-Tier Company, the MHC, the Bank or the Subsidiaries has issued any securities or incurred any liability or obligation, direct or contingent, or borrowed money, except borrowings in the ordinary course of business consistent with past practice from the same or similar sources and in similar amounts as indicated in the Prospectus, except that the Company has issued 100 shares of its Common Stock to the Mid-Tier Company in connection with its formation, which shares will be cancelled prior to the Closing Time.

(xv) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Maryland with full corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus and to enter into and perform its obligations under this Agreement and the transactions contemplated hereby; and the Company is duly qualified to transact business and is in good standing in the State of Maryland and in each other jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify would not have a material adverse effect on the financial condition, results of operations, business affairs or prospects of the Company, the Mid-Tier Company, the MHC, the Bank and the Subsidiaries, considered as one enterprise (a “Material Adverse Effect”).

(xvi) Upon consummation of the Conversion, the authorized, issued and outstanding capital stock of the Company will be within the range as set forth in the

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Prospectus under “Capitalization” (except for subsequent issuances, if any, pursuant to reservations, agreements or employee benefit plans referred to in the Prospectus); except as set forth elsewhere in this Agreement, no shares of Common Stock have been or will be issued and outstanding prior to the Closing Time referred to in Section 2 hereof; at the time of the Conversion, the Securities will have been duly authorized for issuance and, when issued and delivered by the Company pursuant to the Plan against payment of the consideration calculated as set forth in the Plan and stated on the cover page of the Prospectus, will be duly and validly issued and fully paid and nonassessable; the Exchange Shares have been duly authorized for issuance and, when issued, will be duly and validly issued and fully paid and nonassessable; the terms and provisions of the Common Stock and the other capital stock of the Company conform to all statements relating thereto contained in the Prospectus; the certificates representing the shares of Common Stock will conform to the requirements of applicable law and regulations; and the issuance of the Securities and the Exchange Shares is not subject to preemptive or other similar rights except for subscription rights granted under the Plan in accordance with the FRB Regulations.

(xvii) The MHC has been duly chartered and is validly existing as a mutual holding company under the laws of the United States of America with corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus and to enter into and perform its obligations under this Agreement.

(xviii) Each of the Mid-Tier Company, the Bank and the MHC is duly qualified to transact business and is in good standing under the laws of its jurisdiction of organization and in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify would not have a Material Adverse Effect.

(xix) The MHC has no capital stock. All holders of the savings, demand or other authorized accounts of the Bank, and certain borrowers of the Bank, are members of the MHC.

(xx) The Mid-Tier Company and the Bank have been duly organized and are validly existing as a federally chartered mid-tier holding company and savings association in stock form, respectively, in both instances with full corporate power and authority to own, lease and operate their respective properties and to conduct their respective business as described in the Prospectus and to enter into and perform their respective obligations under this Agreement and the transactions contemplated hereby. Upon consummation of the Conversion, the Bank will continue to be a federally chartered savings association in stock form. The Mid-Tier Company, the Company, the MHC, the Bank and the Subsidiaries have obtained all licenses, permits and other governmental authorizations currently required for the conduct of their respective businesses or required for the conduct of their respective businesses as contemplated by the Holding Company Application and the Conversion Application, except where the failure to obtain such licenses, permits or other governmental authorizations would not have a Material Adverse Effect. All such licenses, permits and other governmental

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authorizations are in full force and effect and the Mid-Tier Company, the Company, the MHC, the Bank and the Subsidiaries are in all material respects in compliance therewith. Neither the Mid-Tier Company, the Company, the MHC nor the Bank has received notice of any proceeding or action relating to the revocation or modification of any such license, permit or other governmental authorization which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, might have a Material Adverse Effect.

(xxi) The Bank is a member in good standing of the Federal Home Loan Bank of New York; the deposit accounts of the Bank are insured by the Federal Deposit Insurance Corporation (“FDIC”) up to the applicable limits and upon consummation of the Conversion, the liquidation account for the benefit of eligible account holders and supplemental eligible account holders will be duly established in accordance with the requirements of the FRB Regulations. The Bank is a “qualified thrift lender” within the meaning of 12 U.S.C. Section 1467a(m).

(xxii) The authorized capital stock of the Company consists of 85,000,000 shares of Common Stock and 10,000,000 shares of preferred stock, par value $0.01 per share (the “Company Preferred Stock”). Except for 100 shares of Common Stock issued to the Mid-Tier Company, which shares will be cancelled prior to the Closing Time referred to in Section 2 hereof, no shares of Common Stock and no shares of Company Preferred Stock have been or will be issued and outstanding prior to the Closing Time. The authorized capital stock of the Mid-Tier Company consists of 75,000,000 shares of common stock, par value $0.01 per share (the “Mid-Tier Company Common Stock”), and 1,000,000 shares of preferred stock, par value $0.01 per share (the “Mid-Tier Company Preferred Stock”), of which              shares of Mid-Tier Company Common Stock and no shares of Mid-Tier Company Preferred Stock are issued and outstanding as of the date hereof. The authorized capital stock of the Bank consists of 4,000 shares of common stock, par value $0.01 per share (the “Bank Common Stock”), and 1,000 shares of preferred stock, par value $1.00 per share (the “Bank Preferred Stock”), of which              shares of Bank Common Stock and no shares of Bank Preferred Stock are issued and outstanding as of the date hereof. No additional shares of Common Stock, Mid-Tier Company Common Stock or Bank Common Stock, and no shares of Company Preferred Stock, Mid-Tier Company Preferred Stock or Bank Preferred Stock, will be issued prior to the Closing Time, except for shares of Mid-Tier Company Common Stock that may be issued upon the exercise of options granted under the Mid-Tier Company’s 2005 Equity Incentive Plan. The issued and outstanding shares of Common Stock, Mid-Tier Company Common Stock and Bank Common Stock have been duly authorized and validly issued and are fully paid and nonassessable and have been issued in compliance with all federal and state securities laws. The MHC owns              shares of Mid-Tier Company Common Stock beneficially and of record free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity. The terms and provisions of the Common Stock and Mid-Tier Company Common Stock conform to all statements relating thereto contained in the Prospectus. The shares of Bank Common Stock to be issued to the Company will have been duly authorized for issuance and, when issued and delivered by the Bank pursuant to the Plan against payment of the consideration described in the Plan and in the Prospectus, will be duly and validly issued and fully paid

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and nonassessable, and all such Bank Common Stock will be owned beneficially and of record by the Company, free and clear of any security interest, mortgage, pledge, lien, encumbrance or legal or equitable claim; and the certificates representing the shares of the Bank Common Stock will conform with the requirements of applicable laws and regulations. The issuance of the Bank Common Stock is not subject to preemptive or similar rights.

(xxiii) The Company, the Mid-Tier Company, the MHC and the Bank have taken all corporate action necessary for them to execute, deliver and perform this Agreement and the transactions contemplated hereby, and this Agreement has been duly executed and delivered by, and is the valid and binding agreement of, the Company, the Mid-Tier Company, the MHC and the Bank, enforceable against each of them in accordance with its terms, except as may be limited by bankruptcy, insolvency or similar laws and the availability of equitable remedies.

(xxiv) Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus and prior to the Closing Time, except as otherwise may be indicated or contemplated therein, none of the Company, the Mid-Tier Company, the MHC or the Bank will have (A) except as otherwise set forth herein, issued any securities or incurred any liability or obligation, direct or contingent, or borrowed money, except borrowings in the ordinary course of business from the same or similar sources and in similar amounts as indicated in the Prospectus and except for shares of Mid-Tier Company Common Stock that may be issued upon the exercise of stock options granted under the Company’s 2005 Equity Incentive Plan, or (B) entered into any transaction or series of transactions which is material in light of the business of each of the Company, the Mid-Tier Company, the MHC and the Bank.

(xxv) No approval of any regulatory or supervisory or other public authority is required of the Company, the Mid-Tier Company, the MHC or the Bank in connection with the execution and delivery of this Agreement, the issuance of the Securities and the Exchange Shares or the consummation of the Conversion that has not been obtained and a copy of which has been delivered to the Agent, except as may be required under the securities laws of various jurisdictions.

(xxvi) None of the Company, the Mid-Tier Company, the MHC, the Bank or any of the Subsidiaries is in violation of their respective charters or certificates of incorporation, organization certificates, articles of incorporation or bylaws; and none of the Company, the Mid-Tier Company, the MHC, the Bank or any of the Subsidiaries is in default (nor has any event occurred which, with notice or lapse of time or both, would constitute a default) in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, lease or other instrument to which the Company, the Mid-Tier Company, the MHC, the Bank or any of the Subsidiaries is a party or by which it or any of them may be bound, or to which any of the property or assets of the Company, the Mid-Tier Company, the MHC, the Bank or any of the Subsidiaries is subject, except for such defaults that would not, individually or in the aggregate, have a Material Adverse Effect; and there are no contracts or documents of the Company, the Mid-Tier Company, the MHC, the Bank

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or the Subsidiaries that are required to be filed as exhibits to the Registration Statement, the Conversion Application or the Holding Company Application that have not been so filed.

(xxvii) The Conversion, the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated herein have been duly authorized by all necessary corporate action on the part of the Company, the Mid-Tier Company, the MHC and the Bank and do not and will not conflict with or constitute a breach of, or default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company, the Mid-Tier Company, the MHC or the Bank pursuant to any contract, indenture, mortgage, loan agreement, note, lease or other instrument to which the Company, the Mid-Tier Company, the MHC or the Bank is a party or by which it or any of them may be bound, or to which any of the property or assets of the Company, the Mid-Tier Company, the MHC or the Bank is subject, except for such conflicts, breaches or defaults that would not, individually or in the aggregate, have a Material Adverse Effect; nor will such action result in any violation of the provisions of the respective certificate of incorporation, organization certificate, articles of incorporation or charter or bylaws of the Company, the Mid-Tier Company, the MHC or the Bank, or any applicable law, administrative regulation or administrative or court decree.

(xxviii) No labor dispute with the employees of the Company, the Mid-Tier Company, the MHC or the Bank exists or, to the knowledge of the Company, the Mid-Tier Company, the MHC or the Bank, is imminent or threatened; and the Company, the Mid-Tier Company, the MHC and the Bank are not aware of any existing or threatened labor disturbance by the employees of any of its principal suppliers or contractors that might be expected to result in any Material Adverse Effect.

(xxix) Each of the Company, the Mid-Tier Company, the MHC, the Bank and the Subsidiaries has good and marketable title to all properties and assets for which ownership is material to the business of the Company, the Mid-Tier Company, the MHC, the Bank or the Subsidiaries and to those properties and assets described in the Prospectus as owned by them, free and clear of all liens, charges, encumbrances or restrictions, except such as are described in the Prospectus or are not material in relation to the business of the Company, the Mid-Tier Company, the MHC, the Bank or the Subsidiaries, considered as one enterprise; and all of the leases and subleases material to the business of the Company, the Mid-Tier Company, the MHC, the Bank or the Subsidiaries under which the Company, the Mid-Tier Company, the MHC, the Bank or the Subsidiaries hold properties, including those described in the Prospectus, are valid and binding agreements of the Company, the Mid-Tier Company, the MHC, the Bank or the Subsidiaries, enforceable in accordance with their terms, except as may be limited by bankruptcy, insolvency or similar laws and availability of equitable remedies.

(xxx) None of the Company, the Mid-Tier Company, the MHC, the Bank or the Subsidiaries is in violation of any order or directive from the FRB, the Office of the Comptroller of the Currency (the “OCC”), the FDIC, the Commission or any regulatory authority to make any material change in the method of conducting its respective

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businesses; the Company, the Mid-Tier Company, the MHC, the Bank and the Subsidiaries have conducted and are conducting their business so as to comply in all material respects with all applicable statutes, regulations and administrative and court decrees (including, without limitation, all regulations, decisions, directives and orders of the FRB, the OCC, the FDIC and the Commission). Except as disclosed in the Prospectus, neither the Company, the Mid-Tier Company, the MHC, the Bank nor any of the Subsidiaries is subject or is party to, or has received any notice or advice that any of them may become subject or party to, any investigation with respect to any cease-and-desist order, agreement, consent agreement, memorandum of understanding or other regulatory enforcement action, proceeding or order with or by, or is a party to any commitment letter or similar undertaking to, or is subject to any directive by, or has been a recipient of any supervisory letter from, or has adopted any board resolutions at the request of, any Regulatory Agency (as defined below) that currently restricts in any material respect the conduct of their business or that in any material manner relates to their capital adequacy, their credit policies, their management or their business (each, a “Regulatory Agreement”), nor has the Company, the Mid-Tier Company, the MHC, the Bank or any of the Subsidiaries been advised by any Regulatory Agency that it is considering issuing or requesting any such Regulatory Agreement; and, except as disclosed in the Prospectus, there is no unresolved violation, criticism or exception by any Regulatory Agency with respect to any report or statement relating to any examinations of the Company, the Mid-Tier Company, the MHC, the Bank or any of the Subsidiaries that, in the reasonable judgment of the Company, the Mid-Tier Company, the MHC or the Bank, is expected to result in a Material Adverse Effect, or that might materially and adversely affect the properties or assets thereof or that might materially and adversely affect the consummation of the Conversion or the performance of this Agreement. As used herein, the term “Regulatory Agency” means any federal or state agency charged with the supervision or regulation of depository institutions or holding companies of depository institutions, or engaged in the insurance of depository institution deposits, or any court, administrative agency or commission or other governmental agency, authority or instrumentality having supervisory or regulatory authority with respect to the Company, the Mid-Tier Company, the MHC, the Bank or any of the Subsidiaries.

(xxxi) There is no action, suit or proceeding before or by any court or governmental agency or body, domestic or foreign, now pending, or, to the knowledge of the Company, the Mid-Tier Company, the MHC or the Bank, threatened, against or affecting the Company, the Mid-Tier Company, the MHC, the Bank or any of the Subsidiaries that is required to be disclosed in the Registration Statement (other than as disclosed therein), or that might result in any Material Adverse Effect, or that might materially and adversely affect the properties or assets thereof, the performance of this Agreement or the consummation of the Conversion; all pending legal or governmental proceedings to which the Company, the Mid-Tier Company, the MHC, the Bank or any of the Subsidiaries is a party or of which any of their respective property or assets is the subject that are not described in the Registration Statement, including ordinary routine litigation incidental to the business, are considered in the aggregate not material; and there are no material contracts or documents of the Company, the Mid-Tier Company, the MHC, the Bank or any of the Subsidiaries that are required to be filed as exhibits to the Registration Statement, the Conversion Application or the Holding Company Application that have not been so filed.

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(xxxii) The Company, the Mid-Tier Company, the MHC and the Bank have obtained (i) an opinion of its counsel, Kilpatrick Townsend & Stockton LLP, with respect to the legality of the Securities and the Exchange Shares to be issued and the federal income tax consequences of the Conversion and (ii) the opinion of BDO USA, LLP with respect to the New Jersey state tax consequences of the Conversion, copies of which are filed as exhibits to the Registration Statement; all material aspects of the aforesaid opinions are accurately summarized in the Prospectus; the facts and representations upon which such opinions are based are truthful, accurate and complete in all material respects; and neither the Company, the Mid-Tier Company, the MHC nor the Bank has taken or will take any action inconsistent therewith.

(xxxiii) The Company is not and, upon completion of the Conversion and the Offerings and sale of the Common Stock and the application of the net proceeds therefrom, will not be, required to be registered under the Investment Company Act of 1940, as amended.

(xxxiv) All of the loans represented as assets on the most recent consolidated financial statements or selected financial information of the Mid-Tier Company included in the Prospectus meet or are exempt from all requirements of federal, state or local law pertaining to lending, including, without limitation, truth in lending (including the requirements of Regulations Z and 12 C.F.R. Part 226), real estate settlement procedures, consumer credit protection, equal credit opportunity and all disclosure laws applicable to such loans, except for violations which, if asserted, would not result in a Material Adverse Effect.

(xxxv) To the knowledge of the Company, the Mid-Tier Company, the MHC and the Bank, with the exception of the intended loan to the Bank’s ESOP by the Company to enable the ESOP to purchase securities in an amount up to 6.0% of the Common Stock that will be sold in the Offerings, none of the Company, the Mid-Tier Company, the MHC, the Bank or their employees has made any payment of funds of the Company, the Mid-Tier Company, the MHC or the Bank as a loan for the purchase of the Common Stock or made any other payment of funds prohibited by law, and no funds have been set aside to be used for any payment prohibited by law.

(xxxvi) Each of the Company, the Mid-Tier Company, the MHC, the Bank and the Subsidiaries maintains a system of internal accounting controls sufficient to provide reasonable assurance that (a) transactions are executed in accordance with management’s general or specific authorizations; (b) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (c) access to assets is permitted only in accordance with management’s general or specific authorization; and (d) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

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(xxxvii) The Company, the Mid-Tier Company, the MHC, the Bank and the Subsidiaries are in compliance in all material respects with the applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transaction Reporting Act of 1970, as amended, and the rules and regulations thereunder. The Bank has established compliance programs and is in compliance in all material respects with the requirements of the USA PATRIOT Act and all applicable regulations promulgated thereunder, and, except as disclosed in the Prospectus, there is no charge, investigation, action, suit or proceeding before any court, regulatory authority or governmental agency or body pending or, to the knowledge of the Company, the Mid-Tier Company, the MHC and the Bank, threatened regarding the Bank’s compliance with the USA PATRIOT Act or any regulations promulgated thereunder.

(xxviii) None of the Company, the Mid-Tier Company, the MHC, the Bank or any Subsidiary, nor any properties owned or operated by the Company, the Mid-Tier Company, the MHC, the Bank or any Subsidiary, is in material violation of or liable under any Environmental Law (as defined below). There are no actions, suits or proceedings, or demands, claims, notices or investigations (including, without limitation, notices, demand letters or requests for information from any environmental agency) instituted or pending, or to the knowledge of the Company, the Mid-Tier Company, the MHC or the Bank threatened, relating to the liability of any property owned or operated by the Company, the Mid-Tier Company, the MHC, the Bank or any Subsidiary under any Environmental Law, except for such actions, suits or proceedings, or demands, claims, notices or investigations that, individually or in the aggregate, would not have a Material Adverse Effect. For purposes of this subsection, the term “Environmental Law” means any federal, state, local or foreign law, statute, ordinance, rule, regulation, code, license, permit, authorization, approval, consent, order, judgment, decree, injunction or agreement with any regulatory authority relating to (i) the protection, preservation or restoration of the environment (including, without limitation, air, water, vapor, surface water, groundwater, drinking water supply, surface soil, subsurface soil, plant and animal life or any other natural resource), and/or (ii) the use, storage, recycling, treatment, generation, transportation, processing, handling, labeling, production, release or disposal of any substance presently listed, defined, designated or classified as hazardous, toxic, radioactive or dangerous, or otherwise regulated, whether by type or by quantity, including any material containing any such substance as a component.

(xxxix) The Company, the Mid-Tier Company, the MHC, the Bank and each Subsidiary have filed all federal, state and local income and franchise tax returns required to be filed and have made timely payments of all taxes shown as due and payable in respect of such returns, and no deficiency has been asserted with respect thereto by any taxing authority. The Company, the Mid-Tier Company, the MHC and the Bank have no knowledge of any tax deficiency that has been asserted or could be asserted against the Company, the Mid-Tier Company, the MHC or the Bank.

(xl) The Company has received all approvals required to consummate the Conversion and to have the Securities and the Exchange Shares quoted on the Nasdaq Global Select Market effective as of the Closing Time referred to in Section 2 hereof.

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(xli) At or prior to the Closing, the Company will have filed a Form 8-K/12g or a Form 8-A for the Securities and the Exchange Shares to be registered under Section 12(b) of the Exchange Act (the “Exchange Act Registration Statement”).

(xlii) There are no affiliations or associations (as such terms are defined by the Financial Industry Regulatory Authority (“FINRA”)) between any member of FINRA and any of the MHC’s, the Mid-Tier Company’s, the Company’s or the Bank’s officers or directors.

(xliii) The Company, the Mid-Tier Company, the MHC, the Bank and each Subsidiary carries, or is covered by, insurance in such amounts and covering such risks as is adequate for the conduct of their respective businesses and the value of their respective properties as is customary for companies engaged in similar industries.

(xliv) The Company, the Mid-Tier Company, the MHC and the Bank have not relied on the Agent or its counsel for any legal, tax or accounting advice in connection with the Conversion.

(xlv) The records of eligible account holders, supplemental eligible account holders, and other depositors or borrower members are accurate and complete in all material respects.

(xlvi) The Company, the Mid-Tier Company, the MHC, the Bank and each Subsidiary are in compliance in all material respects with all presently applicable provisions of the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder (“ERISA”); no “reportable event” (as defined in ERISA) has occurred with respect to any “pension plan” (as defined in ERISA) for which the Company, the Mid-Tier Company, the MHC, the Bank or any Subsidiary, respectively, would have any liability; each of the Company, the Mid-Tier Company, the MHC, the Bank and each Subsidiary has not incurred and does expect to incur liability under (i) Title IV of ERISA with respect to termination of, or withdrawal from, any “pension plan” or (ii) Sections 412 or 4971 of the Internal Revenue Code of 1986, as amended, including the regulations and published interpretations thereunder (the “Code”); and each “pension plan” for which the Company, the Mid-Tier Company, the MHC, the Bank and any Subsidiary would have any liability that is intended to be qualified under Section 401(a) of the Code is so qualified in all material respects and nothing has occurred, whether by action or by failure to act, that would cause the loss of such qualification.

(xlvii) Each of the Company and the Mid-Tier Company is in compliance with the applicable provisions of the Sarbanes-Oxley Act, the rules and regulations of the Commission thereunder, and the Nasdaq corporate governance rules applicable to them, and will use its best efforts to comply with those provisions of the Sarbanes-Oxley Act and the Nasdaq corporate governance rules that will become effective in the future upon their effectiveness.

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(xlviii) Each Subsidiary has been duly organized and is validly existing in good standing under the laws of the jurisdiction of its incorporation, has full power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus, and is duly qualified to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify would not have a Material Adverse Effect; the activities of each Subsidiary are permitted to subsidiaries of a federally chartered savings bank and a federally chartered holding company by the FRB Regulations or the applicable regulations of the OCC; all of the issued and outstanding capital stock or ownership interests of each Subsidiary has been duly authorized and validly issued, is fully paid and nonassessable and is owned by the Mid-Tier Company or the Bank, as the case may be, directly, free and clear of any security interest, mortgage, pledge, lien, encumbrance or legal or equitable claim; and there are no warrants, options or rights of any kind to acquire shares of capital stock of any Subsidiary.

(b) Any certificate signed by any officer of the Company, the Mid-Tier Company, the MHC or the Bank and delivered to the Agent or counsel for the Agent shall be deemed a representation and warranty by the Company, the Mid-Tier Company, the MHC or the Bank to the Agent as to the matters covered thereby.

SECTION 2. APPOINTMENT OF AGENT; SALE AND DELIVERY OF THE SECURITIES; CLOSING. On the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Company hereby appoints Sandler O’Neill (i) as its exclusive marketing agent to consult with and advise the Company, and to assist the Company with the solicitation of subscriptions and purchase orders for the Securities, in the Subscription Offering and the Community Offering, (ii) as sole book-running manager in connection with the solicitation of purchase orders for the Securities in the Syndicated Offering, if applicable, and (iii) as the sole book-running manager in the Public Offering, if applicable. On the basis of the representations and warranties herein contained, and subject to the terms and conditions herein set forth, Sandler O’Neill accepts such appointment and agrees to use its best efforts to assist the Company with the solicitation of subscriptions and purchase orders for Securities in accordance with this Agreement; provided, however, that the Agent shall not be obligated to take any action that is inconsistent with any applicable laws, regulations, decisions or orders.

The services to be rendered pursuant to this appointment include the following: (i) consulting as to the financial and securities marketing implications of any aspect of the Plan; (ii) reviewing with the Board of Directors the financial impact of the Offerings on the Company, based upon the Appraiser’s appraisal of the Common Stock; (iii) reviewing all offering documents, including the Prospectus, stock order forms and related offering materials (it being understood that preparation and filing of such documents is the sole responsibility of the Company, the Bank and their counsel); (iv) assisting in the design and implementation of a marketing strategy for the Offerings; (v) assisting the Company’s and the Bank’s management in scheduling and preparing for meetings with potential investors and other broker-dealers in connection with the Offerings; and (vi) providing such other general advice and assistance as may be reasonably necessary to promote the successful completion of the Offerings.

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The appointment of the Agent hereunder shall terminate upon the earlier to occur of (a) forty-five (45) days after the last day of the Subscription and Community Offering, unless the Company and the Agent agree in writing to extend such period and the FRB agrees to extend the period of time in which the Securities may be sold, or (b) the receipt and acceptance of subscriptions and purchase orders for all of the Securities, or (c) the completion of the Syndicated Offering or Public Offering, as applicable.

If any of the Securities remain available after the expiration of the Subscription and Community Offering, at the request of the Company and the Bank, the Agent will either (i) seek to form a syndicate of registered brokers or dealers (“Selected Dealers”) to assist in the solicitation of purchase orders of such Securities on a best efforts basis in a Syndicated Offering, subject to the terms and conditions set forth in a master selling agreement (the “Selected Dealers’ Agreement”), substantially in the form set forth in Exhibit A to this Agreement or (ii) enter into an underwriting agreement with the Company, the Mid-Tier Company, the Bank and the MHC (the “Underwriting Agreement”) for the Public Offering in the form attached as Exhibit B to this Agreement. Sandler O’Neill will serve as sole book-running manager of any Syndicated Offering or Public Offering. The Agent will endeavor to distribute the Securities among the Selected Dealers or selected underwriters, as applicable, in a fashion that best meets the distribution objectives of the Company and the Bank and the requirements of the Plan, which may result in limiting the allocation of stock to certain Selected Dealers or selected underwriters, as applicable. It is understood that in no event shall the Agent be obligated to act as a Selected Dealer, to enter into the Underwriting Agreement or to take or purchase any Securities except pursuant to the Underwriting Agreement.

In the event the Company is unable to sell at least the total minimum of the Securities, as set forth on the cover page of the Prospectus, within the period herein provided, this Agreement shall terminate and the Company shall refund promptly to any persons who have subscribed for any of the Securities the full amount that it may have received from them, together with interest as provided in the Prospectus, and no party to this Agreement shall have any obligation to the others hereunder, except for the obligations of the Company, the Mid-Tier Company, the MHC and the Bank as set forth in Sections 4, 6(a) and 7 hereof and the obligations of the Agent as provided in Sections 6(b) and 7 hereof. Appropriate arrangements for promptly placing the funds received from subscriptions for Securities or other offers to purchase Securities in special interest-bearing accounts with the Bank until all Securities are sold and paid for were made by the Company prior to the commencement of the Subscription Offering, with provision for refund to the purchasers as set forth above, or for delivery to the Company if all Securities are sold.

If at least the total minimum of Securities, as set forth on the cover page of the Prospectus, are sold, the Company agrees to issue or have issued the Securities sold and to release for delivery certificates for such Securities at the Closing Time against payment therefor by release of funds from the special interest-bearing accounts referred to above. The closing shall be held at the offices of Kilpatrick Townsend & Stockton LLP, at 10:00 a.m., Eastern Standard Time, or at such other place and time as shall be agreed upon by the parties hereto, on a business day to be agreed upon by the parties hereto. The Company shall notify the Agent by telephone, confirmed in writing, when funds shall have been received for all the Securities. Certificates for Securities shall be delivered directly to the purchasers thereof in accordance with their directions. Notwithstanding the foregoing, certificates for Securities purchased through

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Selected Dealers shall be made available to the Agent for inspection at least 24 hours prior to the Closing Time at such office as the Agent shall designate. The hour and date upon which the Company shall release for delivery all of the Securities, in accordance with the terms hereof, is herein called the “Closing Time.”

The Company will pay any stock issue and transfer taxes that may be payable with respect to the sale of the Securities.

In addition to the reimbursement of the expenses specified in Section 4 hereof, the Agent will receive:

(a) as compensation for its marketing agent services, a fee of one percent (1.0%) of the aggregate purchase price of the Securities sold in the Subscription and Community Offering, excluding in each case shares purchased by (i) any employee benefit plan or trust of the Company, the Mid-Tier Company or the Bank established for the benefit of their respective directors, officers and employees, and (ii) any director, officer or employee of the Company, the Mid-Tier Company, or the Bank or members of their immediate families (whether directly or through a personal trust); and

(b) with respect to any Securities sold in the Syndicated Offering, an aggregate fee of five percent (5.0%) of the aggregate purchase price of all Securities sold in the Syndicated Offering.

If this Agreement is terminated by the Agent in accordance with the provisions of Section 9(a) hereof or the Conversion is terminated by the Company, no fee shall be payable by the Company to the Agent; provided, however, that the Company shall reimburse the Agent for all of its reasonable out-of-pocket expenses, up to $125,000, incurred prior to termination, including the reasonable fees and disbursements of counsel for the Agent in accordance with the provisions of Section 4 hereof. In addition, the Company shall be obligated to pay the fees and expenses as contemplated by the provisions of Section 4 hereof in the event of any such termination.

All fees payable to the Agent hereunder shall be payable in immediately available funds at the Closing Time, or upon the termination of this Agreement, as the case may be.

SECTION 3. COVENANTS OF THE COMPANY, THE MID-TIER COMPANY, THE MHC AND THE BANK. The Company, the Mid-Tier Company, the MHC and the Bank jointly and severally covenant with the Agent as follows:

(a) The Company, the Mid-Tier Company, the MHC and the Bank will prepare and file such amendments or supplements to the Registration Statement, the Prospectus, the Conversion Application, the Holding Company Application, the Members’ Proxy Statement and the Shareholders’ Proxy Statement as may hereafter be required by the Commission Regulations or the FRB Regulations or as may hereafter be requested by the Agent. Following completion of the Subscription and Community Offering, in the event of a Syndicated Offering or a Public Offering, the Company, the Mid-Tier Company, the MHC and the Bank will (i) promptly prepare and file with the Commission a post-effective amendment to the Registration Statement relating to the results of the Subscription and Community Offering, any additional information

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with respect to the proposed plan of distribution, including the Syndicated Offering or the Public Offering, if any, and any revised pricing information or (ii) if no such post-effective amendment is required, will file with the Commission a prospectus or prospectus supplement containing information relating to the results of the Subscription and Community Offering and pricing information pursuant to Rule 424 of the Securities Act Regulations, in either case in a form acceptable to the Agent. The Company, the Mid-Tier Company, the MHC and the Bank will notify the Agent immediately, and confirm the notice in writing, (i) of the effectiveness of any post-effective amendment of the Registration Statement, the filing of any supplement to the Prospectus and the filing of any amendment to the Conversion Application or the Holding Company Application, (ii) of the receipt of any comments from the FRB or the Commission with respect to the transactions contemplated by this Agreement or the Plan, (iii) of any request by the Commission or the FRB for any amendment to the Registration Statement, the Conversion Application or the Holding Company Application or any amendment or supplement to the Prospectus or for additional information, (iv) of the issuance by the FRB of any order suspending its approval of the Conversion Application or the Holding Company Application or the initiation of any proceedings for that purpose, (v) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose, and (vi) of the receipt of any notice with respect to the suspension of any qualification of the Securities for offering or sale in any jurisdiction. The Company, the Mid-Tier Company, the MHC and the Bank will make every reasonable effort to prevent the issuance of any stop order and, if any stop order is issued, to obtain the lifting thereof at the earliest possible moment.

(b) The Company represents and agrees that, unless it obtains the prior consent of the Agent, and the Agent represents and agrees that, unless it obtains the prior consent of the Company, they have not made and will not make any offer relating to the Securities that would constitute an “issuer free writing prospectus,” as defined in Rule 433, or that would constitute a “free writing prospectus,” as defined in Rule 405, required to be filed with the Commission. Any such free writing prospectus consented to by the Company and the Agent is hereinafter referred to as a “Permitted Free Writing Prospectus.” The Company represents that it has and will comply with the requirements of Rule 433 applicable to any Permitted Free Writing Prospectus, including timely Commission filing where required, legending and record keeping. The Company need not treat any communication as a free writing prospectus if it is exempt from the definition of prospectus pursuant to clause (a) of Section 2(a)(10) of the Securities Act without regard to Rule 172 or 173.

(c) The Company, the Mid-Tier Company, the MHC and the Bank will give the Agent notice of their intention to file or prepare any amendment to the Conversion Application, the Holding Company Application or the Registration Statement (including any post-effective amendment) or any amendment or supplement to the Prospectus (including any revised prospectus that the Company proposes for use in connection with any Syndicated Offering or Public Offering that differs from the prospectus on file at the Commission at the time the Registration Statement becomes effective, whether or not such revised prospectus is required to be filed pursuant to Rule 424(b) of the Securities Act Regulations), will furnish the Agent with copies of any such amendment or supplement a reasonable amount of time prior to such proposed filing or use, as the case may be, and will not file any such amendment or supplement or use any such prospectus to which the Agent or counsel for the Agent may object.

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(d) The Company, the Mid-Tier Company, the MHC and the Bank will deliver to the Agent as many signed copies and as many conformed copies of the Holding Company Application, the Conversion Application and the Registration Statement as originally filed and of each amendment thereto (including exhibits filed therewith or incorporated by reference therein) as the Agent may reasonably request, and from time to time such number of copies of the Prospectus as the Agent may reasonably request.

(e) During the period when the Prospectus is required to be delivered, the Company, the Mid-Tier Company, the MHC and the Bank will comply, at their own expense, with all requirements imposed upon them by the FRB, by the applicable FRB Regulations, as from time to time in force, and by Nasdaq, the Securities Act, the Securities Act Regulations, the Exchange Act, and the Exchange Act Regulations, including, without limitation, Regulation M under the Exchange Act, so far as necessary to permit the continuance of sales or dealing in shares of Common Stock during such period in accordance with the provisions hereof and the Prospectus.

(f) If any event or circumstance shall occur as a result of which it is necessary, in the reasonable opinion of counsel for the Agent, to amend or supplement the Registration Statement or Prospectus in order to make the Prospectus not misleading in the light of the circumstances existing at the time it is delivered to a purchaser, the Company, the Mid-Tier Company, the MHC and the Bank will forthwith amend or supplement the Registration Statement or Prospectus (in form and substance satisfactory to counsel for the Agent) so that, as so amended or supplemented, the Registration Statement or Prospectus will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances existing at the time it is delivered to a purchaser, not misleading, and the Company, the Mid-Tier Company, the MHC and the Bank will furnish to the Agent a reasonable number of copies of such amendment or supplement. For the purpose of this subsection, the Company, the Mid-Tier Company, the MHC and the Bank will each furnish such information with respect to itself as the Agent may from time to time reasonably request.

(g) The Company, the Mid-Tier Company, the MHC and the Bank will take all necessary action, in cooperation with the Agent, to qualify the Securities for offering and sale under the applicable securities laws of such states of the United States and other jurisdictions as the FRB Regulations may require and as the Agent and the Company have agreed; provided, however, that neither the Company, the Mid-Tier Company, the MHC nor the Bank shall be obligated to file any general consent to service of process or to qualify as a foreign corporation in any jurisdiction in which it is not so qualified. In each jurisdiction in which the Securities have been so qualified, the Company, the Mid-Tier Company, the MHC and the Bank will file such statements and reports as may be required by the laws of such jurisdiction to continue such qualification in effect for a period of not less than one year from the effective date of the Registration Statement.

(h) The Company authorizes the Agent and any Selected Dealer to act as agents of the Company in distributing the Prospectus to persons entitled to receive subscription rights and other persons to be offered Securities having record addresses in the states or jurisdictions set forth in a survey of the securities or “blue sky” laws of the various jurisdictions in which the Offerings will be made (the “Blue Sky Survey”).

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(i) The Company will make generally available to its security holders as soon as practicable, but not later than 60 days after the close of the period covered thereby, an earnings statement (in form complying with the provisions of Rule 158 of the Securities Act Regulations) covering a twelve month period beginning not later than the first day of the Company’s fiscal quarter next following the “effective date” (as defined in said Rule 158) of the Registration Statement.

(j) During the period ending on the third anniversary of the expiration of the fiscal year during which the closing of the transactions contemplated hereby occurs, the Company will furnish to its shareholders as soon as practicable after the end of each such fiscal year an annual report (including consolidated statements of financial condition and consolidated statements of income, stockholders’ equity and cash flows, certified by independent public accountants) and, as soon as practicable after the end of each of the first three quarters of each fiscal year (beginning with the fiscal quarter ending after the effective date of the Registration Statement), consolidated summary financial information of the Company and the Bank for such quarter in reasonable detail. In addition, such annual report and quarterly consolidated summary financial information shall be made public through the issuance of appropriate press releases at the same time or prior to the time of the furnishing thereof to shareholders of the Company.

(k) During the period ending on the third anniversary of the expiration of the fiscal year during which the closing of the transactions contemplated hereby occurs, the Company will furnish to the Agent (i) as soon as publicly available, a copy of each report or other document of the Company furnished generally to shareholders of the Company or furnished to or filed with the Commission under the Exchange Act or any national securities exchange or system on which any class of securities of the Company is listed, and (ii) from time to time, such other information concerning the Company as the Agent may reasonably request. For purposes of this paragraph, any document filed electronically with the Commission shall be deemed furnished to the Agent.

(l) The Company, the Mid-Tier Company, the MHC and the Bank will conduct the Conversion in all material respects in accordance with the Plan, the FRB Regulations, the Commission Regulations and all other applicable regulations, decisions and orders, including all applicable terms, requirements and conditions precedent to the Conversion imposed upon the Company, the Mid-Tier Company, the MHC or the Bank by the FRB and the Commission.

(m) The Company, the Mid-Tier Company, the MHC and the Bank will comply, at their own expense, with all requirements imposed by the Commission, the FRB, and Nasdaq or pursuant to the applicable Commission Regulations, FRB Regulations and Nasdaq regulations as from time to time in force.

(n) The Company will promptly inform the Agent upon its receipt of service with respect to any material litigation or administrative action instituted with respect to the Conversion or the Offerings.

(o) Each of the Company and the Bank will use the net proceeds received by it from the sale of the Securities in the manner specified in the Prospectus under “Use of Proceeds.”

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(p) The Company will report the use of proceeds from the Offerings on its first periodic report filed pursuant to Sections 13(a) and 15(d) of the Exchange Act and on any subsequent periodic reports as may be required pursuant to Rule 463 of the Securities Act Regulations.

(q) The Company will maintain the effectiveness of the Exchange Act Registration Statement for not less than three years and will comply in all material respects with its filing obligations under the Exchange Act. For three years, the Company will use its best efforts to effect and maintain the listing of the Common Stock on the Nasdaq Global Select Market and, once listed on the Nasdaq Global Select Market, the Company will comply with all applicable corporate governance standards required by the Nasdaq Global Select Market. The Company will file with the Nasdaq Global Select Market all documents and notices required by the Nasdaq Global Select Market of companies that have issued securities that are traded in the over-the-counter market and quotations for which are reported by the Nasdaq Global Select Market.

(r) The Company and the Bank will take such actions and furnish such information as are reasonably requested by the Agent in order for the Agent to ensure compliance with FINRA Rule 5130.

(s) Other than in connection with any employee benefit plan or arrangement described in the Prospectus, the Company will not, without the prior written consent of the Agent, sell or issue, contract to sell or otherwise dispose of, any shares of Common Stock other than the Securities or the Exchange Shares for a period of 180 days following the Closing Time.

(t) During the period beginning on the date hereof and ending on the later of the third anniversary of the Closing Time or the date on which the Agent receives full payment in satisfaction of any claim for indemnification or contribution to which they may be entitled pursuant to Sections 6 or 7 hereof, respectively, made prior to the third anniversary of the Closing Time, neither the Company, the Mid-Tier Company, the MHC nor the Bank shall, without the prior written consent of the Agent, take or permit to be taken any action that could result in the Common Stock, the Mid-Tier Common Stock or the Bank Common Stock becoming subject to any security interest, mortgage, pledge, lien or encumbrance, with the exception of the intended loan to the Bank’s ESOP by the Company to enable the ESOP to purchase securities in an amount up to 6.0% of the Common Stock that will be sold in the Offerings.

(u) The Company, the Mid-Tier Company, the MHC and the Bank will comply with the conditions imposed by or agreed to with the FRB in connection with its approval of the Holding Company Application and the Conversion Application.

(v) During the period ending on the first anniversary of the Closing Time, the Bank will comply with all applicable law and regulation necessary for the Bank to continue to be a “qualified thrift lender” within the meaning of 12 U.S.C. Section 1467a(m).

(w) The Company shall not deliver the Securities or the Exchange Shares until the Company, the Mid-Tier Company, the MHC and the Bank have satisfied each condition set forth in Section 5 hereof, unless such condition is waived by the Agent.

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(x) The MHC, the Mid-Tier Company, the Company or the Bank will furnish to the Agent as early as practicable prior to the Closing Date, but no later than two (2) full business days prior thereto, a copy of the latest available unaudited interim consolidated financial statements of the Mid-Tier Company, which have been read by BDO USA, LLP, as stated in their letters to be furnished pursuant to subsections (f) and (h) of Section 5 hereof.

(y) During the period in which the Prospectus is required to be delivered, each of the Company, the Mid-Tier Company, the MHC and the Bank will conduct its business in compliance in all material respects with all applicable federal and state laws, rules, regulations, decisions, directives and orders, including all decisions, directives and orders of the Commission, the FRB, the OCC, the FDIC and the Nasdaq Global Select Market.

(z) None of the Company, the Mid-Tier Company, the MHC or the Bank will amend the Plan in any manner that would affect the sale of the Securities or the terms of this Agreement without the consent of the Agent.

(aa) The Company, the Mid-Tier Company, the MHC and the Bank will not, prior to the Closing Time, incur any liability or obligation, direct or contingent, or enter into any material transaction, other than in the ordinary course of business consistent with past practice, except as contemplated by the Prospectus.

(bb) The Company, the Mid-Tier Company, the MHC and the Bank will use all reasonable efforts to comply with, or cause to be complied with, the conditions precedent to the obligations of the Agent specified in Section 5 hereof.

(cc) The Company, the Mid-Tier Company, the MHC and the Bank will provide the Agent with any information necessary to carry out the allocation of the Securities in the event of an oversubscription, and such information will be accurate and reliable in all material respects.

(dd) The Company, the Mid-Tier Company, the MHC and the Bank will notify the Agent when funds have been received for the minimum number of Securities set forth in the Prospectus.

(ee) The Company, the Mid-Tier Company, the MHC and the Bank will (i) use their best efforts to complete the conditions precedent to the Offerings and the Conversion in accordance with the Plan, the applicable FRB Regulations and all other applicable laws, regulations, decisions and orders, including all material terms, conditions, requirements and provisions precedent to the Conversion and the Offerings imposed upon the Company, the Mid-Tier Company, the MHC or the Bank by the Commission, the FRB or any other regulatory authority or Blue Sky authority, and to comply with those which the regulatory authority permits to be completed after the Conversion and the Offerings; and (ii) conduct the Conversion and the Offerings in the manner described in the Prospectus and in accordance with the Plan, the FRB Regulations and all other applicable material laws, regulations, decisions and orders, including in compliance with all terms, conditions, requirements and provisions precedent to the Conversion and the Offerings imposed upon the Company, the Mid-Tier Company, the MHC and the Bank by the Commission, the FRB, the OCC, the FDIC or any other regulatory or Blue Sky authority.

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SECTION 4. PAYMENT OF EXPENSES. The Company, the Mid-Tier Company, the MHC and the Bank jointly and severally agree to pay all expenses incident to the performance of their obligations under this Agreement, including but not limited to (i) the cost of obtaining all securities and bank regulatory approvals, including any required FINRA filing fees, (ii) the cost of printing and distributing the Offering materials, (iii) the costs of Blue Sky qualification (including fees and expenses of Blue Sky counsel) of the Securities in the various states, (iv) the fees and expenses incurred in connection with the listing of the Securities and the Exchange Shares on the Nasdaq Global Select Market, (v) all fees and disbursements of the Company’s counsel, accountants and other advisors, and (vi) the establishment and operational expenses for the Stock Information Center (e.g. postage, telephones, supplies, temporary employees, etc.). In the event the Agent incurs any such fees and expenses on behalf of the Company, the Mid-Tier Company, the MHC or the Bank, the Bank will reimburse the Agent for such fees and expenses whether or not the Conversion is consummated

The Company, the Mid-Tier Company, the MHC and the Bank jointly and severally agree to pay certain expenses incident to the performance of the Agent’s obligations under this Agreement, regardless of whether the Conversion is consummated, including (i) the filing fees paid or incurred by the Agent in connection with all filings with FINRA, and (ii) all reasonable out-of-pocket expenses up to $125,000 incurred by the Agent in connection with its services as marketing agent as described above and as records management agent, including without limitation, fees and expenses of the Agent’s counsel, travel and syndication expenses, up to a maximum of $125,000; provided, however, that the Agent shall document such expenses to the reasonable satisfaction of the MHC, the Mid-Tier Company, the Company and the Bank. All fees and expenses to which the Agent is entitled to reimbursement under this paragraph of this Section 4 shall be due and payable upon receipt by the Company, the Mid-Tier Company, the MHC or the Bank of a written accounting therefor setting forth in reasonable detail the expenses incurred by the Agent.

SECTION 5. CONDITIONS OF AGENT’S OBLIGATIONS. The Company, the Mid-Tier Company, the MHC, the Bank and the Agent agree that the issuance and the sale of Securities and the issuance of the Exchange Shares and all obligations of the Agent hereunder are subject to the accuracy of the representations and warranties of the Company, the Mid-Tier Company, the MHC and the Bank herein contained as of the date hereof and the Closing Time, to the accuracy of the statements of officers and directors of the Company, the Mid-Tier Company, the MHC and the Bank made pursuant to the provisions hereof, to the performance by the Company, the Mid-Tier Company, the MHC and the Bank of their obligations hereunder, and to the following further conditions:

(a) No stop order suspending the effectiveness of the Registration Statement, including any post-effective amendment thereto, shall have been issued under the Securities Act or proceedings therefor initiated or, to the knowledge of the Company, threatened by the Commission, no order suspending the Offerings or authorization for final use of the Prospectus, including any prospectus included in a post-effective amendment to the Registration Statement, shall have been issued or proceedings therefor initiated or threatened by the Commission or the FRB and no order suspending the sale of the Securities in any jurisdiction shall have been issued.

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(b) At the Closing Time, the Agent shall have received:

(1) The favorable opinion, dated as of the Closing Time, of Kilpatrick Townsend & Stockton LLP, counsel for the Company, the Mid-Tier Company, the MHC and the Bank, in form and substance satisfactory to counsel for the Agent, as attached hereto as Exhibit C.

(2) The favorable opinion, dated as of the Closing Time, of Arnold & Porter LLP, counsel for the Agent, as to such matters as the Agent may reasonably require.

(3) In addition to giving their opinions required by subsections (b)(l) and (b)(2), respectively, of this Section, Kilpatrick Townsend & Stockton LLP and Arnold & Porter LLP shall each additionally state that nothing has come to their attention that would lead them to believe that the Registration Statement (except for financial statements and schedules and other financial or statistical data included therein, as to which counsel need make no statement), at the time it became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus (except for financial statements and schedules and other financial or statistical data included therein, as to which counsel need make no statement), at the time the Registration Statement became effective or at the Closing Time, or (if applicable) that the General Disclosure Package as of the Applicable Time, included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

In giving their opinions, Kilpatrick Townsend & Stockton LLP and Arnold & Porter LLP may rely as to matters of fact on certificates of officers and directors of the Company, the Mid-Tier Company, the MHC and the Bank and certificates of public officials. Arnold & Porter LLP may also rely on the opinion of Kilpatrick Townsend & Stockton LLP.

(c) At the Closing Time referred to in Section 2 hereof, the Company, the Mid-Tier Company, the MHC and the Bank shall have completed in all material respects the conditions precedent to the Conversion in accordance with the Plan, the applicable FRB Regulations and all other applicable laws, regulations, decisions and orders, including all terms, conditions, requirements and provisions precedent to the Conversion imposed upon the Company, the Mid-Tier Company, the MHC or the Bank by the FRB, or any other regulatory authority other than those which the FRB permits to be completed after the Conversion.

(d) At the Closing Time, there shall not have been, since the date hereof or since the respective dates as of which information is given in the Registration Statement and the Prospectus, any material adverse change in the financial condition, results of operations, business affairs or prospects of the Company, the Mid-Tier Company, the MHC and the Bank, considered as one enterprise, whether or not arising in the ordinary course of business, and the Agent shall have received a certificate of the Chief Executive Officer of the Company, the Mid-Tier Company, the MHC and the Bank and the Chief Financial Officer of the Company, the Mid-Tier Company, the MHC and the Bank, dated as of Closing Time, to the effect that (i) there has been

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no such material adverse change, (ii) there shall have been no material transaction entered into by the Company, the Mid-Tier Company, the MHC or the Bank from the latest date as of which the financial condition of the Company, the Mid-Tier Company, the MHC or the Bank, as set forth in the Registration Statement and the Prospectus other than transactions referred to or contemplated therein and transactions in the ordinary course of business consistent with past practice (iii) neither the Company, the Mid-Tier Company, the MHC nor the Bank shall have received from the FRB, the OCC or the FDIC any order or direction (oral or written) to make any material change in the method of conducting its business with which it has not complied (which order or direction, if any, shall have been disclosed in writing to the Agent) or which materially and adversely would affect the business, financial condition, results of operations or prospects of the Company, the Mid-Tier Company, the MHC or the Bank, considered as one enterprise, (iv) the representations and warranties in Section 1 hereof are true and correct with the same force and effect as though expressly made at and as of the Closing Time, (v) each of the Company, the Mid-Tier Company, the MHC and the Bank have complied with all agreements and satisfied all conditions on their part to be performed or satisfied at or prior to the Closing Time, (vi) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been initiated or threatened by the Commission and (vii) no order suspending the FRB’s approval of the Conversion Application, the Holding Company Application or the transactions contemplated thereby has been issued and no proceedings for that purpose have been initiated or threatened by the FRB and no person has sought to obtain regulatory or judicial review of the action of the FRB in approving the Plan in accordance with the FRB Regulations nor has any person sought to obtain regulatory or judicial review of the action of the FRB in approving the Conversion Application or the Holding Company Application.

(e) At the Closing Time, the Agent shall have received a certificate of the Chief Executive Officer of the Mid-Tier Company, the Company and the Bank and the Chief Financial Officer of the Mid-Tier Company, the Company and the Bank, dated as of Closing Time, to the effect that (i) they have reviewed the contents of the Registration Statement and the Prospectus; (ii) based on each of their knowledge, the Registration Statement and the Prospectus do not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made therein, in light of the circumstances under which such statements were made, not misleading; and (iii) based on each of their knowledge, the financial statements and other financial information included in the Registration Statement and the Prospectus fairly present the financial condition and results of operations of the Mid-Tier Company and the Bank as of and for the dates and periods covered by the Registration Statement and the Prospectus.

(f) As of the date hereof, the Agent shall have received from BDO USA, LLP a letter dated such date, in form and substance satisfactory to the Agent, to the effect that: (i) they are independent public accountants with respect to the Company, the Mid-Tier Company, the MHC and the Bank within the meaning of the Code of Ethics of the AICPA, the Securities Act and the Securities Act Regulations and the FRB Regulations, they are registered with the PCAOB, and they are not in violation of the auditor independence requirements of the Sarbanes-Oxley Act; (ii) it is their opinion that the consolidated financial statements and supporting schedules included in the Registration Statement and covered by their opinions therein comply as to form in all material respects with the applicable accounting requirements of the Securities Act and the Securities Act Regulations; (iii) based upon limited procedures as agreed upon by the Agent and

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BDO USA, LLP set forth in detail in such letter, nothing has come to their attention which causes them to believe that (A) the unaudited consolidated financial statements and supporting schedules of the Mid-Tier Company included in the Registration Statement do not comply as to form in all material respects with the applicable accounting requirements of the Securities Act, the Securities Act Regulations and the FRB Regulations or are not presented in conformity with generally accepted accounting principles applied on a basis substantially consistent with that of the audited consolidated financial statements included in the Registration Statement and the Prospectus, (B) the unaudited amounts of net interest income and net income set forth under “Selected Consolidated Financial and Other Data” or under “Recent Developments” in the Prospectus do not agree with the amounts set forth in unaudited consolidated financial statements as of and for the dates and periods presented under such captions or such amounts were not determined on a basis substantially consistent with that used in determining the corresponding amounts in the audited financial statements included in the Registration Statement, (C) at a specified date not more than five (5) business days prior to the date of this Agreement, there has been any increase in the consolidated long term or short term debt of the Mid-Tier Company or any decrease in consolidated total assets, the allowance for loan losses, total deposits or net worth of the Mid-Tier Company, in each case as compared with the amounts shown in the September 30, 2013 consolidated statements of financial condition included in the Registration Statement or, (D) during the period from September 30, 2013 to a specified date not more than five (5) business days prior to the date of this Agreement, there were any decreases, as compared with the corresponding period in the preceding fiscal year, in total interest income, net interest income, net interest income after provision for loan losses, income before income tax expense or net income of the Mid-Tier Company, except in all instances for increases or decreases which the Registration Statement and the Prospectus disclose have occurred or may occur; and (iv) in addition to the examination referred to in their opinions and the limited procedures referred to in clause (iii) above, they have carried out certain specified procedures, not constituting an audit, with respect to certain amounts, percentages and financial information that are included in the Registration Statement and Prospectus and that are specified by the Agent, and have found such amounts, percentages and financial information to be in agreement with the relevant accounting, financial and other records of the Company, the Mid-Tier Company, the MHC and the Bank identified in such letter.

(g) The “lock-up” agreements, each substantially in the form of Exhibit D hereto, between the Agent and the persons set forth on Exhibit E hereto, relating to sales and certain other dispositions of shares of Common Stock, Mid-Tier Company Common Stock or certain other securities, shall be delivered to the Agent on or before the date hereof and shall be in full force and effect on the Closing Time.

(h) At the Closing Time, the Agent shall have received from BDO USA, LLP a letter, dated as of Closing Time, to the effect that they reaffirm the statements made in the letter furnished pursuant to subsection (f) of this Section, except that the specified date referred to shall be a date not more than five (5) days prior to the Closing Time.

(i) At the Closing Time, the Securities and the Exchange Shares shall have been approved for quotation on the Nasdaq Global Select Market upon notice of issuance.

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(j) At the Closing Time, the Agent shall have received a letter from the Appraiser, dated as of the Closing Time, confirming its appraisal.

(k) At the Closing Time, counsel for the Agent shall have been furnished with such documents and opinions as they may require for the purpose of enabling them to pass upon the issuance and sale of the Securities and the Exchange Shares as herein contemplated and related proceedings, or in order to evidence the accuracy of any of the representations or warranties, or the fulfillment of any of the conditions, herein contained; and all proceedings taken by the Company in connection with the issuance and sale of the Securities and the Exchange Shares as herein contemplated shall be satisfactory in form and substance to the Agent and counsel for the Agent.

(l) At any time prior to the Closing Time, (i) there shall not have occurred any material adverse change in the financial markets in the United States or elsewhere or any outbreak of hostilities or escalation thereof or other calamity or crisis the effect of which, in the judgment of the Agent, are so material and adverse as to make it impracticable to market the Securities or to enforce contracts, including subscriptions or orders, for the sale of the Securities, and (ii) trading generally on either the American Stock Exchange, the New York Stock Exchange or the Nasdaq Stock Market shall not have been suspended, and minimum or maximum prices for trading shall not have been fixed, or maximum ranges for prices for securities have been required, by either of said Exchanges or by order of the Commission or any other governmental authority, and a banking moratorium shall not have been declared by either Federal, New Jersey or New York authorities.

SECTION 6. INDEMNIFICATION.

(a) The Company, the Mid-Tier Company, the MHC and the Bank, jointly and severally, agree to indemnify and hold harmless the Agent, each person, if any, who controls the Agent, within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, and its respective partners, directors, officers, employees and agents as follows:

(i) from and against any and all loss, liability, claim, damage and expense whatsoever, as incurred, related to or arising out of the Conversion or any action taken by the Agent where acting as agent of the Company, the Mid-Tier Company, the MHC or the Bank or otherwise as described in Section 2 hereof;

(ii) from and against any and all loss, liability, claim, damage and expense whatsoever, as incurred, based upon or arising out of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, the General Disclosure Package, any Issuer-Represented Free Writing Prospectus, when considered together with the General Disclosure Package, or any amendment or supplement thereto (including any post-effective amendment) or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact contained in the Members’ Proxy Statement, Shareholders’ Proxy Statement or the Prospectus or the General Disclosure Package or any Issuer-Represented Free Writing Prospectus (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

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(iii) from and against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever described in clauses (i) or (ii) above, if such settlement is effected with the written consent of the Company, the Mid-Tier Company, the MHC or the Bank, which consent shall not be unreasonably withheld; and

(iv) from and against any and all expense whatsoever, as incurred (including, subject to Section 6(c) hereof, the fees and disbursements of counsel chosen by the Agent), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation, proceeding or inquiry by any governmental agency or body, commenced or threatened, or any claim pending or threatened whatsoever described in clauses (i) or (ii) above, to the extent that any such expense is not paid under clause (i), (ii) or (iii) above;

provided, however, that the indemnification provided for in this paragraph (a) shall not apply to any loss, liability, claim, damage or expense that (i) arises out of any untrue statement or alleged untrue statement of a material fact contained in the Prospectus or the General Disclosure Package or any Issuer-Represented Free Writing Prospectus (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading which was made in reliance upon and in conformity with the Agent Information, or (ii) is primarily attributable to the gross negligence, willful misconduct or bad faith of the Agent. To the extent required by law, the indemnification provided for in this paragraph (a) shall be subject to and limited by Section 23A of the Federal Reserve Act, as amended.

(b) The Agent agrees to indemnify and hold harmless the Company and the Bank, their directors, each of their officers who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act against any and all loss, liability, claim, damage and expense described in the indemnity contained in subsection (a) of this Section, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, of a material fact made in the Prospectus or the General Disclosure Package or any Issuer-Represented Free Writing Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with the Agent Information.

(c) Each indemnified party shall give notice as promptly as reasonably practicable to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability that it may have otherwise than on account of this indemnity agreement. An indemnifying party may participate at its own expense in the defense of any such action. In no event shall the indemnifying parties be liable for fees and expenses of more than one counsel (in addition to no more than one local counsel in each separate

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jurisdiction in which any action or proceeding is commenced) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances.

(d) The Company, the Mid-Tier Company, the MHC and the Bank also agree that the Agent shall not have any liability (whether direct or indirect, in contract or tort or otherwise) to the MHC, the Mid-Tier Company and its security holders, the Company and its security holders or the MHC’s, the Mid-Tier Company’s, the Bank’s or the Company’s creditors relating to or arising out of the engagement of the Agent pursuant to, or the performance by the Agent of the services contemplated by, this Agreement, except to the extent that any liability is found in a final judgment by a court of competent jurisdiction to have resulted primarily from the Agent’s bad faith, willful misconduct or gross negligence.

(e) In addition to, and without limiting, the provisions of Section (6)(a)(iv) hereof, in the event that the Agent, any person, if any, who controls the Agent within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act or any of its partners, directors, officers, employees or agents is requested or required to appear as a witness or otherwise gives testimony in any action, proceeding, investigation or inquiry brought by or on behalf of or against the Company, the Mid-Tier Company, the MHC, the Bank, the Agent or any of its affiliates or any participant in the transactions contemplated hereby in which the Agent or such person or agent is not named as a defendant, the Company, the Mid-Tier Company, the MHC and the Bank jointly and severally agree to reimburse the Agent and its partners, directors, officers, employees or agents for all reasonable and necessary out-of-pocket expenses incurred by them in connection with preparing or appearing as a witness or otherwise giving testimony and to compensate the Agent and its partners, directors, officers, employees or agents in an amount to be mutually agreed upon.

SECTION 7. CONTRIBUTION. In order to provide for just and equitable contribution in circumstances in which the indemnity agreement provided for in Section 6 hereof is for any reason held to be unenforceable by the indemnified parties although applicable in accordance with its terms, the Company, the Mid-Tier Company, the MHC, the Bank, and the Agent shall contribute to the aggregate losses, liabilities, claims, damages and expenses of the nature contemplated by said indemnity agreement incurred by the Company, the Mid-Tier Company, the MHC or the Bank and the Agent, as incurred, in such proportions (i) that the Agent is responsible for that portion represented by the percentage that the maximum aggregate marketing fees appearing on the cover page of the Prospectus bears to the maximum aggregate gross proceeds appearing thereon and the Company, the Mid-Tier Company, the MHC and the Bank are jointly and severally responsible for the balance or (ii) if, but only if, the allocation provided for in clause (i) is for any reason held unenforceable, in such proportion as is appropriate to reflect not only the relative benefits to the Company, the Mid-Tier Company, the MHC and the Bank on the one hand and the Agent on the other, as reflected in clause (i), but also the relative fault of the Company, the Mid-Tier Company, the MHC and the Bank on the one hand and the Agent on the other, as well as any other relevant equitable considerations; provided, however, that no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section, each person, if any, who controls the Agent within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act

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shall have the same rights to contribution as the Agent, and each director of the Company, the Mid-Tier Company, the MHC and the Bank, each officer of the Company who signed the Registration Statement, and each person, if any, who controls the Company, the Mid-Tier Company, the MHC or the Bank within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act shall have the same rights to contribution as the Company, the Mid-Tier Company, the MHC and the Bank. Notwithstanding anything to the contrary set forth herein, to the extent permitted by applicable law, in no event shall the Agent be required to contribute an aggregate amount in excess of the aggregate marketing fees to which the Agent is entitled and actually paid pursuant to this Agreement.

SECTION 8. REPRESENTATIONS, WARRANTIES AND AGREEMENTS TO SURVIVE DELIVERY. All representations, warranties and agreements contained in this Agreement, or contained in certificates of officers of the Company, the Mid-Tier Company, the MHC or the Bank submitted pursuant hereto, shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of the Agent or controlling person, or by or on behalf of the Company, and shall survive delivery of the Securities and the Exchange Shares.

SECTION 9. TERMINATION OF AGREEMENT

(a) The Agent may terminate this Agreement, by notice to the Company, at any time at or prior to the Closing Time (i) if there has been, since the date of this Agreement or since the respective dates as of which information is given in the Registration Statement, any material adverse change in the financial condition, results of operations, business affairs or prospects of the Company, the Mid-Tier Company, the MHC or the Bank, considered as one enterprise, whether or not arising in the ordinary course of business, (ii) if there has occurred any material adverse change in the financial markets in the United States or elsewhere or any outbreak of hostilities or escalation thereof or other calamity or crisis the effect of which, in the judgment of the Agent, are so material and adverse as to make it impracticable to market the Securities or to enforce contracts, including subscriptions or orders, for the sale of the Securities, (iii) if trading generally on the Nasdaq Global Select Market, the American Stock Exchange or the New York Stock Exchange has been suspended, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices for securities have been required, by any of said Exchanges or by order of the Commission or any other governmental authority, or if a banking moratorium has been declared by either Federal, New Jersey or New York authorities, (iv) if any condition specified in Section 5 hereof shall not have been fulfilled when and as required to be fulfilled; (v) if there shall have been such material adverse change in the condition or prospects of the Company, the Mid-Tier Company, the MHC or the Bank or the prospective market for the Company’s Securities as in the Agent’s good faith opinion would make it inadvisable to proceed with the offering, sale or delivery of the Securities; (vi) if, in the Agent’s good faith opinion, the price for the Securities established by the Appraiser is not reasonable or equitable under then prevailing market conditions, or (vii) if the Conversion is not consummated on or prior to                     .

(b) If this Agreement is terminated pursuant to this Section 9, such termination shall be without liability of any party to any other party except as provided in Sections 2 and 4 hereof relating to the reimbursement of expenses and except that the provisions of Sections 6 and 7 hereof shall survive any termination of this Agreement.

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SECTION 10. NOTICES. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Agent shall be directed to 1251 Avenue of the Americas, 6th Floor, New York, New York 10020, attention of General Counsel, with a copy to Robert C. Azarow, Esquire at Arnold & Porter LLP, 399 Park Avenue, New York, New York 10022; notices to the Company, the Mid-Tier Company, the MHC and the Bank shall be directed to any of them at 1433 Van Houten Avenue, Clifton, New Jersey 07013, Attention of Paul M. Aguggia, President and Chief Executive Officer, with a copy to Sean Kehoe, Esquire, at Kilpatrick Townsend & Stockton LLP, 607 14th Street, N.W., Suite 900, Washington, D.C. 20005.

SECTION 11. PARTIES. This Agreement shall inure to the benefit of and be binding upon the Agent, the Company, the Mid-Tier Company, the MHC and the Bank and their respective successors. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person, firm or corporation, other than the Agent, the Company, the Mid-Tier Company, the MHC and the Bank and their respective successors and the controlling persons and the partners, officers and directors referred to in Sections 6 and 7 hereof and their heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein or therein contained. This Agreement and all conditions and provisions hereof and thereof are intended to be for the sole and exclusive benefit of the Agent, the Company, the Mid-Tier Company, the MHC and the Bank and their respective successors, and said controlling persons, partners, officers and directors and their heirs, partners, legal representatives, and for the benefit of no other person, firm or corporation.

SECTION 12. ENTIRE AGREEMENT; AMENDMENT. This Agreement represents the entire understanding of the parties hereto with reference to the transactions contemplated hereby and supersedes any and all other oral or written agreements heretofore made, except for (i) the engagement letter dated September 24, 2013, by and between Sandler O’Neill and the Mid-Tier Company, the MHC and the Bank, relating to Sandler O’Neill’s service as records management agent in connection with the Conversion and (ii) the Underwriting Agreement, if entered into in connection with the Public Offering. No waiver, amendment or other modification of this Agreement shall be effective unless in writing and signed by the parties hereto.

SECTION 13. GOVERNING LAW AND TIME. This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to agreements made and to be performed in said State without regard to the conflicts of laws provisions thereof. Unless otherwise noted, specified times of day refer to Eastern time.

SECTION 14. SEVERABILITY. Any term or provision of this Agreement that is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction. If any provision of this Agreement is so broad as to be unenforceable, the provision shall be interpreted to be only so broad as is enforceable.

33

SECTION 15. HEADINGS. Sections headings are not to be considered part of this Agreement, are for convenience and reference only, and are not to be deemed to be full or accurate descriptions of the contents of any paragraph or subparagraph.

[The next page is the signature page]

34

If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Company a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement between the Agent on the one hand, and the Company, the Mid-Tier Company, the MHC and the Bank on the other in accordance with its terms.

Very truly yours, CLIFTON SAVINGS BANCORP, INC. (a Federal corporation)

By:
Name: Title:
CLIFTON BANCORP INC. (a Maryland corporation)

By:
Name: Title:
CLIFTON SAVING BANK

By:
Name: Title:
CLIFTON MHC

By:
Name: Title:

35

CONFIRMED AND ACCEPTED,

    as of the date first above written:

SANDLER O’NEILL & PARTNERS, L.P.

By:	Sandler O’Neill & Partners Corp., the sole general partner

By:
, Authorized Signatory

36

EXHIBIT A TO AGENCY AGREEMENT

FORM OF MASTER SELLING AGREEMENT

                    , 20

Sandler O’Neill & Partners, L.P.

1251 Avenue of the Americas, 6th Floor

New York, New York 10020

Ladies and Gentlemen:

In connection with offerings of securities after the date hereof for which Sandler O’Neill & Partners, L.P. (“Sandler O’Neill” or “you”) is acting as manager of an underwriting syndicate or is otherwise responsible for the distribution of securities by means of an offering of securities for sale to selected dealers (“Selected Dealers”), we may be offered the right to purchase as principal a portion of the securities being distributed; the offering of Securities is hereinafter called the “Offering.” This will confirm our mutual agreement as to the general terms and conditions applicable to our participation in any such selected dealer group organized by Sandler O’Neill as follows:

1. Applicability of this Agreement. The terms and conditions of this Agreement shall be applicable to any offering of securities (“Securities”) wherein Sandler O’Neill (acting for its own account or for the account of any underwriting or similar group or syndicate) is responsible for managing or otherwise implementing the sale of the Securities to Selected Dealers and has expressly informed us that such terms and conditions shall be applicable. In the case of any Offering in which you are acting for the account of any underwriting or similar group or syndicate (“Underwriters”), the terms and conditions of this Agreement shall be for the benefit of, and binding upon, such Underwriters, including, in the case of any Offering in which you are acting with others as representative of the Underwriters, such other representatives. The term “preliminary prospectus” means any preliminary prospectus, together with any preliminary prospectus supplement, relating to an Offering of Securities; the term “Prospectus” means the prospectus, together with the final prospectus supplement, if any, relating to the Offering of Securities.

2. Conditions of Offering; Acceptance and Purchases. The Offering will be subject to delivery of the Securities and their acceptance by you and any other Underwriters, may be subject to the approval of all legal matters by counsel and the satisfaction of other conditions, and may be made on the basis of reservation of Securities or an allotment against subscription. You will advise us by telegram, telex, facsimile or other form of written communication (“Written Communication,” which term may include a prospectus) of the particular method and supplementary terms and conditions (including, without limitation, the information as to prices and offering date referred to in Section 3(b) hereof) of any Offering in which we are invited to participate and the applicability of the general terms of this Agreement. To the extent such supplementary terms and conditions are inconsistent with any provision herein, such terms and conditions shall supersede any such provision. Unless otherwise indicated in any such Written Communication, acceptances and other communications to us with respect to any Offering should be sent to Sandler O’Neill & Partners, L.P., 1251 Avenue of the Americas, 6th Floor, New York, New York 10020 Attention: Syndicate Department. We reserve the right in our discretion to reject any acceptance in whole or in part, and to allot.

Payment for Securities purchased by us shall be made at the offices of Sandler O’Neill, 1251 Avenue of the Americas, 6th Floor, New York, New York 10020, at the Offering Price (as hereinafter defined), or, if you shall advise us, at such price less the Concession to dealers (as hereinafter defined) or at the price set forth or indicated in a Written Communication, on such date as you shall determine, on one day’s prior notice to us, payable in New York Clearing House funds against delivery of the Securities. If Securities are purchased and paid for at such Offering Price, such Concession will be paid after the termination of the provisions of Section 3(b) hereof with respect to such Securities. Notwithstanding the foregoing, unless we give you written instructions otherwise, if transactions in the Securities may be settled through the facilities of The Depository Trust Company, payment for and delivery of Securities purchased by us will be made through such facilities if we are a member, or, if we are not a member, settlement may be made through our correspondent who is a member in same day funds pursuant to instructions which we will send to you prior to such specified date.

3. Representations, Warranties and Agreements.

(a) Use of Prospectus or Offering Circular. You shall provide us with such number of copies of each preliminary prospectus, the Prospectus and any supplement thereto relating to each Offering as we may reasonably request for the purposes contemplated by the Securities Act of 1933, as amended (the “Securities Act”) and the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the applicable rules and regulations of the Securities and Exchange Commission thereunder. We represent and warrant that we are familiar with Rule 15c2-8 under the Exchange Act relating to the distribution of preliminary and final prospectuses and agree that we will comply therewith. With respect to Securities for which no Registration Statement is filed with the Securities and Exchange Commission (the “Commission”), you will furnish to us, to the extent made available to you by the issuer, copies of any private placement memorandum, offering circular or other offering materials to be used in connection with the offering of the Securities and of each amendment thereto (the “Offering Circular”). We agree to keep an accurate record of our distribution (including dates, number of copies and persons to whom sent) of any preliminary prospectus (or any amendment or supplement to any thereof), and, promptly upon request by you, to bring all subsequent changes to the attention of anyone to whom such material shall have been furnished. We agree that in purchasing Securities in the Offering we will rely upon no statement whatsoever, written or oral, other than the statements in the final prospectus or Offering Circular, as applicable, delivered to us by you. We will not be authorized by the issuer or other seller of Securities offered pursuant to a prospectus or Offering Circular or by any Underwriters to give any information or to make any representation not contained in the Prospectus or Offering Circular in connection with the sale of the Securities.

(b) Offer and Sale. With respect to any Offering of Securities, you will inform us by a Written Communication of the offering price, the selling concession, the reallowance (if any) to dealers and the time when we may commence selling Securities. After such offering has commenced, you may change the offering price, the selling concession and the reallowance to dealers. The offering price, selling concession and reallowance (if any) to dealers at any time in effect with respect to the Offering are hereinafter referred to, respectively, as the “Offering Price,” the “Concession” and the “Reallowance.” With respect to the Offering, until the provisions of this Section 3(b) shall be terminated pursuant to Section 4 hereof, we agree to offer Securities only at the Offering Price, except that if a Reallowance is in effect, a reallowance from the Offering Price not in excess of such Reallowance may be allowed as consideration for services rendered in distribution to dealers who are actually engaged in the investment banking or securities business, who execute the written agreement prescribed by Rule 2740(c) of the Conduct Rules of the Financial Industry Regulatory Authority ( “FINRA”) and who are either members in good standing of FINRA or foreign banks, dealers or institutions not eligible for membership in FINRA who represent to us that they will promptly reoffer such Securities at the Offering Price and will abide by the conditions with respect to foreign banks, dealers and institutions set forth in Section 3(e) hereof.

(c) Over-allotment; Stabilization; Unsold Allotments. You may, with respect to any Offering, be authorized to over-allot in arranging sales to Selected Dealers, to purchase and sell Securities, any other securities of the issuer of the Securities of the same class and series and any other securities of such issuer that you may designate for long or short account and to stabilize or maintain the market price of the Securities. We agree to advise you at any time and from time to time upon your request, prior to the termination of the provisions of Section 3(b) hereof, of the amount of Securities purchased by us pursuant to the Offering which then remain unsold by us, and we will, upon your request at any such time, sell to you for your account or the account of one or more of the Underwriters, such amount of such unsold Securities as you may designate, at the Offering Price less an amount to be determined by you not in excess of the Concession. In the event that prior to the later of (a) the termination of the provisions of Section 3(b) hereof with respect to any Offering, or (b) the covering by you of any short position created by you in connection with such Offering for your account or the account of one or more Underwriters, you purchase or contract to purchase for your account or the account of one or more Underwriters, in the open market or otherwise, any Securities theretofore delivered to us, you reserve the right to withhold the above-mentioned Concession on such Securities if sold to us at the Offering Price, or if such Concession has been allowed to us through our purchase at a net price, we agree to repay such Concession upon your demand, plus, in each case, any taxes on redelivery, commissions, dealer’s mark-up, accrued interest and dividends, if any, paid in connection with such purchase or contract to purchase.

(d) Open Market Transaction. Until such time as the terms of this Agreement shall no longer apply to an Offering or until you notify us that we are released from this restriction, we agree not to deal, trade, bid for, purchase, attempt to purchase, or sell, directly or indirectly, any Securities, any other securities of the issuer of the Securities of the same class and series or any other securities of such issuer as you may designate, except as brokers pursuant to unsolicited orders and as otherwise provided in this Agreement. If the Securities are common stock or securities convertible into common stock, we agree not to effect, or attempt to induce others to effect, directly or indirectly, any transactions in or relating to put or call options on any stock of such issuer or warrants to purchase such stock, except to the extent permitted by Regulation M upon its effectiveness under the Exchange Act as interpreted by the Commission.

(e) FINRA. We represent and warrant that we are actually engaged in the investment banking or securities business and we are either a member in good standing of FINRA or, if not such a member, a foreign bank, dealer or institution not eligible for membership in FINRA. If we are such a member, we agree that in making sales of the Securities we will comply with all applicable rules of FINRA, including, without limitation, FINRA Rules 5130 and 5141. If we are such a foreign bank, dealer or institution, we agree not to offer or sell any Securities in the United States, its territories or its possessions or to persons who are citizens thereof or residents therein except through you and in making sales of Securities outside the United States we agree to comply as though we were a member with FINRA Rules 5130 and 5141 and to comply with FINRA Conduct Rule 2420 as it applies to nonmember brokers or dealers in a foreign country. We further represent, by our participation in the Offering, that we have provided to you all documents and other information required to be filed with respect to us, any related person or any person associated with us or any such related person pursuant to the supplementary requirements of FINRA’s interpretation with respect to review of corporate financing as such requirements relate to the Offering.

(f) Relationship Among Underwriters and Selected Dealers. You may buy Securities from or sell Securities to any Underwriter or Selected Dealer and, with your consent, the Underwriters (if any) and the Selected Dealers may purchase Securities from and sell Securities to each other at the Offering Price less all or any part of the Concession. We are not authorized to act as agents for you, any Underwriter or the issuer or other seller or any guarantor of any Securities in offering Securities to the public or otherwise. Nothing contained herein or in any Written Communication from you shall constitute the Selected Dealers an association or partners with you or any Underwriter or with one another. We shall not be under any obligation to you except for obligations expressly assumed hereby or in any Written Communication from you in connection with the Offering.

(g) Blue Sky Laws. Upon application to you, you shall inform us as to the jurisdictions in which you believe the Securities have been qualified for sale or are exempt under the securities or “blue sky” laws of such jurisdictions. We understand and agree that compliance with the securities or “blue sky” laws in each jurisdiction in which we shall offer or sell any of the Securities shall be our sole responsibility and that you assume no responsibility or obligation as to the eligibility of the Securities for sale or our right to sell the Securities in any jurisdiction.

(h) Compliance with Law. We agree that in selling Securities pursuant to the Offering (which agreement shall also be for the benefit of the issuer or other seller of such Securities) we will comply with all applicable laws, rules and regulations, including the applicable provisions of the Securities Act and the Exchange Act, the applicable rules and regulations of the Commission thereunder, the applicable rules and regulations of FINRA and the applicable rules and regulations of any securities exchange having jurisdiction over the Offering. You shall have full authority to take such action as you may deem advisable in respect of all matters pertaining to any Offering. Neither you nor any Underwriter shall be under any liability to us, except for lack of good faith and for obligations expressly assumed by you in this Agreement; provided, however, that nothing in this sentence shall be deemed to relieve you from any liability imposed by the Securities Act.

4. Termination; Supplements and Amendments. This Agreement may be terminated by either party hereto upon five business days’ written notice to the other party; provided, however, that with respect to any Offering for which a Written Communication was sent and accepted prior to such notice, this Agreement, as it applies to such Offering and all previous offerings, shall terminate in accordance with the last sentence of this Section. This Agreement may be supplemented or amended by you by written notice thereof to us, and any such supplement or amendment to this Agreement shall be effective with respect to any Offering to which this Agreement applies after the date of such supplement or amendment. Each reference to “this Agreement” herein shall, as appropriate, be to this Agreement as so amended or supplemented. The terms and conditions set forth in Section 3(b) and (d) with regard to any Offering will terminate at the close of business on the thirtieth day after the effective date of the registration statement pursuant to which such Offering is made, but in your discretion such terms and conditions upon notice to us, may be extended by you for a further period not exceeding thirty days and, whether or not extended, may be terminated by you at any time.

5. Successors and Assigns. This Agreement shall be binding on, and inure to the benefit of, the parties hereto and other persons specified in Sections 1 and 3(h) hereof, and the respective successors and assigns of each of them.

6. Governing Law. This Agreement and the terms and conditions set forth herein, together with the supplementary terms and conditions with respect to the Offering as may be contained in any Written Communication from you to us in connection therewith, shall be governed by, and construed in accordance with, the laws of the State of New York, without giving effect to its conflicts of laws principles.

7. Certain Tax Matters. If the Selected Dealers, among themselves or with the Underwriters, are deemed to constitute a partnership for Federal income tax purposes, then we elect to be excluded from the application of Subchapter K, Chapter 1, Subtitle A of the Internal Revenue Code of 1986, as amended, and agree not to take any position inconsistent with that election. You are hereby authorized, in your discretion, to execute and file on our behalf such evidence of this election as may be required by the Internal Revenue Service. In connection with the Offering, we shall be liable for your proportionate amount of any tax, claim, demand or liability that may be asserted against us alone or against one or more Selected Dealers participating in such Offering, or against you or the Underwriters, based upon the claim that the Selected Dealers, or any of them, constitute an association, an unincorporated business or other entity, including, in each case, our proportionate amount of any expense incurred in defending against any such tax, claim demand or liability.

By signing this Agreement we confirm that our subscription to, or our acceptance of any reservation of, any Securities pursuant to an Offering shall constitute (i) acceptance of and agreement to the terms and conditions of this Agreement (as supplemented or amended pursuant to Section 4), together with and subject to any supplementary terms and conditions contained in any Written Communication from you in connection with such Offering, all of which shall constitute a binding agreement between us and you, individually or as representative of any Underwriters, (ii) confirmation that our representations and warranties set forth in Section 3 hereof are true and correct at that time, (iii) confirmation that our agreements set forth in Sections 2 and 3 hereof have been and will be fully performed by us to the extent and at the times required thereby and (iv) acknowledgment that we have requested and received from you sufficient copies of the final prospectus with respect to such Offering in order to comply with our undertakings in Section 3(a) hereof.

Very truly yours,

(Name of Firm)

By:
Print Name:
Title:

Confirmed as of the date first above written:

SANDLER O’NEILL & PARTNERS, L.P.

BY:	SANDLER O’NEILL & PARTNERS CORP., THE SOLE GENERAL PARTNER

Name:
Title:

EXHIBIT B TO AGENCY AGREEMENT

FORM OF UNDERWRITING AGREEMENT

                     Shares

Clifton Bancorp Inc.

(a Maryland corporation)

Common Stock

(par value $0.01 per share)

UNDERWRITING AGREEMENT

                    , 2014

SANDLER O’NEILL & PARTNERS, L.P.

AS REPRESENTATIVE OF THE SEVERAL UNDERWRITERS

C/O SANDLER O’ NEILL & PARTNERS, L.P.

1251 Avenue of the Americas, 6th Floor

New York, New York 10020

Ladies and Gentlemen:

Clifton Bancorp Inc., a Maryland corporation (the “Company”), proposes, subject to the terms and conditions stated herein, to issue and sell to the Underwriters named in Schedule I hereto (the “Underwriters”), for whom Sandler O’Neill & Partners, L.P. (“Sandler O’Neill”) is acting as representative (in such capacity, the “Representative”), an aggregate of                      shares (the “Shares”) of the common stock, par value $0.01 per share (“Common Stock”), of the Company. The shares of Common Stock to be sold by the Company in the Offerings (as hereinafter defined), including the Shares being sold pursuant to this Agreement, are hereinafter referred to collectively as the “Securities.”

The Securities are being sold in accordance with the Plan of Conversion and Reorganization (the “Plan”) adopted by the Boards of Directors of Clifton Savings Bancorp, Inc., a federal “mid-tier” holding company (the “Mid-Tier Company”), Clifton MHC, a federal mutual holding company (the “MHC”), and Clifton Savings Bank, a federally chartered stock savings bank (the “Bank”), pursuant to which the MHC intends to convert from the mutual to stock holding company form of organization pursuant to the following steps: (i) the establishment of the Company as a Maryland-chartered subsidiary of the Mid-Tier Company; (ii) the merger of the MHC with and into the Mid-Tier Company with the Mid-Tier Company as the surviving entity (the “MHC Merger”); (iii) the merger of the Mid-Tier Company with and into the Company with the Company as the surviving entity (the “Mid-Tier Company Merger”); and (iv) the sale and exchange of Common Stock pursuant to the Plan and the regulations of the Board of Governors of the Federal Reserve System (the “FRB”) . As a result of the Mid-Tier Company Merger, the Bank will become a wholly owned subsidiary of the Company. The outstanding shares of common stock of the Mid-Tier Company held by persons other than the MHC will be converted into Common Stock pursuant to an exchange ratio as defined in the Plan, which will result in the holders of such shares receiving and owning in the aggregate approximately the same percentage of the Common Stock to be outstanding upon the completion of the conversion as the percentage of Mid-Tier Company common stock owned by them in the aggregate immediately prior to consummation of the conversion before giving effect to (a) cash paid in lieu of any fractional interests of Common Stock and (b) any Securities purchased in the Offerings.

Pursuant to the Plan, the Company offered to certain depositors and borrowers of the Bank and to the Bank’s tax qualified employee benefit plans, including the Bank’s employee stock ownership plan (the “ESOP”), rights to subscribe for the Securities in a subscription offering (the “Subscription Offering”). In addition, the Securities were offered to certain members of the general public in a community offering (the “Community Offering”). The Community Offering, together with the Subscription Offering, are herein referred to as the “Subscription and Community Offering.” The Subscription and Community Offering, and the underwritten public offering (“Public Offering”) to which this Agreement relates, are hereinafter referred to collectively as the “Offerings.” The conversion and reorganization of the MHC from mutual to stock holding company form, the formation of the Company, the MHC Merger, the Mid-Tier Company Merger, the exchange of the Mid-Tier Company’s public shareholders’ shares for shares of Common Stock (the “Exchange Shares”), the acquisition of the capital stock of the Bank by the Company and the Offerings are hereinafter referred to collectively as the “Conversion.”

The Company has filed with the Securities and Exchange Commission (the “Commission”) a registration statement on Form S-1 (No. 333-192598), including a related prospectus, for the registration of the sale of the Securities under the Securities Act of 1933, as amended (the “Securities Act”), has filed such amendments thereto, if any, and such amended prospectuses as may have been required to the date hereof by the Commission in order to declare such registration statement effective, and will file such additional amendments thereto and such amended prospectuses and prospectus supplements as may hereafter be required. Such registration statement (as amended to date, if applicable, and as from time to time amended or supplemented hereafter, including post-effective amendments thereto containing the preliminary prospectus and the final prospectus for the Public Offering, if any) and the prospectuses constituting a part thereof (including in each case all documents incorporated or deemed to be incorporated by reference therein and the information, if any, deemed to be a part thereof pursuant to the rules and regulations of the Commission promulgated under the Securities Act, as from time to time amended or supplemented pursuant to the Securities Act or otherwise (the “Securities Act Regulations”)) as well as the preliminary prospectus, if any, as defined in Rule 430A of the Securities Act Regulations (the “Preliminary Prospectus”) and the final prospectus for the Public Offering, if any, contained in a post-effective amendment to the Registration Statement or a new registration statement), are hereinafter referred to as the “Registration Statement” and the “Prospectus,” respectively, except that if any revised prospectus shall be used by the Company in connection with the Subscription and Community Offering, the Syndicated Offering or the Public Offering, if any, which differs from the Prospectus on file at the Commission at the time the Registration Statement becomes effective (whether or not such revised prospectus is required to be filed by the Company pursuant to Rule 424(b) of the Securities Act Regulations), the term “Prospectus” shall refer to such revised prospectus from and after the time it is first provided to the Representative for such use and prior to the termination of the Public Offering of the Shares by the Underwriters.

Concurrently with the execution of this Agreement, the Company is delivering to the Representative copies of the Prospectus of the Company to be used in the Public Offering. Such prospectus contains information with respect to the Bank, the Mid-Tier Company, the Company, the MHC and the Common Stock.

SECTION 1. REPRESENTATIONS AND WARRANTIES.

(a) The Company, the Mid-Tier Company, the Bank and the MHC jointly and severally represent and warrant to the Representative as of the date hereof as follows:

(i) The Registration Statement has been declared effective by the Commission, no stop order has been issued with respect thereto and no proceedings therefor have been initiated or, to the knowledge of the Company, the Mid-Tier Company, the MHC and the Bank, threatened by the Commission. At the time the Registration Statement became effective and at the Time of Delivery referred to in Section 2 hereof, the Registration Statement complied and will comply in all material respects with the requirements of the Securities Act and the Securities Act Regulations and did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. The Prospectus as of the date hereof does not, and at the Time of Delivery referred to in Section 2 hereof will not, include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection shall not apply to statements in or omissions from the Registration Statement or Prospectus made in reliance upon and in conformity with information with respect to the Underwriters furnished to the Company in writing by the Representative or its counsel expressly for use in the Registration Statement or Prospectus (the “Underwriter Information,” which the Company, the Mid-Tier Company, the MHC and the Bank acknowledge appears only in the [sixth paragraph] of the section in the Prospectus titled [“Underwriting”]).

(ii) At the time of filing the Registration Statement relating to the offering of the Shares and as of the date hereof, the Company was not, and is not, an ineligible issuer, as defined in Rule 405 of the Securities Act Regulations. At the time of the filing of the Registration Statement and at the time of the use of any issuer free writing prospectus, as defined in Rule 433(h) of the Securities Act Regulations, the Company met the conditions required by Rules 164 and 433 of the Securities Act Regulations for the use of a free writing prospectus. If required to be filed, the Company has filed any issuer free writing prospectus related to the Securities at the time it is required to be filed under Rule 433 and, if not required to be filed, it has retained such free writing prospectus in the Company’s records pursuant to Rule 433(g) of the Securities Act Regulations and, if any issuer free writing prospectus is used after the date hereof in connection with the offering of the Securities, the Company will file or retain such free writing prospectus as required by Rule 433.

(iii) As of the Applicable Time, neither (i) the Issuer-Represented General Free Writing Prospectus(es) issued at or prior to the Applicable Time and the Statutory Prospectus, all considered together (collectively, the “General Disclosure Package”), nor (ii) any individual Issuer-Represented Limited-Use Free Writing Prospectus, when considered together with the General Disclosure Package, included any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The preceding sentence does not apply to statements in or omissions from any Prospectus included in the Registration Statement relating to the Securities or any Issuer-Represented Free Writing Prospectus based upon and in conformity with written information furnished to the Company by the Representative specifically for use therein. As used in this paragraph and elsewhere in this Agreement:

1. “Applicable Time” means     :00 [a./p.] m., Eastern Time, on the date of this Agreement.

2. “Statutory Prospectus”, as of any time, means the preliminary prospectus and the final prospectus relating to the Shares that is included in the Registration Statement relating to the Shares immediately prior to the Applicable Time, including any document incorporated by reference therein.

3. “Issuer-Represented Free Writing Prospectus” means any “issuer free writing prospectus,” as defined in Rule 433(h) of the Securities Act Regulations, relating to the Securities. The term does not include any writing exempted from the definition of prospectus pursuant to clause (a) of Section 2(a)(10) of the Securities Act, without regard to Rule 172 or Rule 173 of the Securities Act Regulations.

4. “Issuer-Represented General Free Writing Prospectus” means any Issuer-Represented Free Writing Prospectus that is intended for general distribution to prospective investors.

5. “Issuer-Represented Limited-Use Free Writing Prospectus” means any Issuer-Represented Free Writing Prospectus that is not an Issuer-Represented General Free Writing Prospectus. The term Issuer-Represented Limited-Use Free Writing Prospectus also includes any “bona fide electronic road show,” as defined in Rule 433, that is made available without restriction pursuant to Rule 433(d)(8)(ii) or otherwise, even though not required to be filed with the Commission.

(iv) Each Issuer-Represented Free Writing Prospectus, as of its date of first use and at all subsequent times through the completion of the Offerings and sale of the Securities or until any earlier date that the Company notified or notifies the Representative (as described in the next sentence), did not, does not and will not include any information that conflicted, conflicts or will conflict with the information contained in the Registration Statement relating to the Securities, including any document incorporated by reference therein that has not been superseded or modified. If at any time following the date of first use of an Issuer-Represented Free Writing Prospectus there occurred or occurs an event or development as a result of which such Issuer-Represented Free Writing Prospectus conflicted or would conflict with the information contained in the Registration Statement relating to the Securities or included or would include an untrue statement of a material fact or omitted or would omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances prevailing at that subsequent time, not misleading, the Company has notified or will notify promptly the Representative so that any use of such Issuer-Represented Free-Writing Prospectus may cease until it is amended or supplemented and the Company has promptly amended or will promptly amend or supplement such Issuer-Represented Free Writing Prospectus to eliminate or correct such conflict, untrue statement or omission. The foregoing two sentences do not apply to statements in or omissions from any Issuer-Represented Free Writing Prospectus based upon and in conformity with written information furnished to the Company by the Representative specifically for use therein.

(v) The Company has filed with the FRB the Company’s application for approval of its acquisition of the Bank, which includes the mergers described above (the “Holding Company Application”), on Form H-(e)1-S promulgated under the savings and loan holding company provisions of the Home Owners’ Loan Act, as amended (the “HOLA”), and the regulations promulgated thereunder. The Company has received written notice from the FRB of its approval of the acquisition of the Bank, such approval remains in full force and effect, no order has been issued by the FRB suspending or revoking such approval and no proceedings therefor have been initiated or, to the knowledge of the Company, the Mid-Tier Company, the MHC or the Bank, threatened by the FRB. At the date of such approval and at the Time of Delivery referred to in Section 2 hereof, the Holding Company Application complied and will comply in all material respects with the applicable provisions of HOLA and the regulations promulgated thereunder and the Holding Company Application is truthful and accurate in all material respects.

(vi) Pursuant to the rules and regulations of the FRB (the “FRB Regulations”), the MHC has filed with the FRB an Application for Approval of Conversion on Form AC, and has filed such amendments thereto and supplementary materials as may have been required to the date hereof (such application, as amended to date, if applicable, and as from time to time amended or supplemented hereafter, is hereinafter referred to as the “Conversion Application”). The Offerings and the Plan have been duly adopted by the Boards of Directors the MHC, the Mid-Tier Company and the Bank and such adoption has not since been rescinded or revoked. The Conversion Application has been approved by the FRB, and such approval remains in full force and effect and no order has been issued by the FRB suspending or revoking such approval and no proceedings therefor have been initiated or, to the knowledge of the Company, the Mid-Tier Company, the MHC or the Bank, threatened by the FRB. At the date of such approval and at the Time of Delivery referred to in Section 2 hereof, the Conversion Application complied and will comply in all material respects with the applicable provisions of the FRB Regulations.

(vii) At the time of their use, the proxy statement for the solicitation of proxies from MHC members for the special meeting to approve the Plan (the “Members’ Proxy Statement”), the proxy statement/prospectus for the solicitation of proxies from shareholders of the Mid-Tier Company for the special meeting at which shareholders will vote on a proposal to approve the Plan (the “Shareholders’ Proxy Statement”) and any other proxy solicitation materials will comply in all material respects with the applicable provisions of the FRB Regulations and the applicable rules and regulations of the Commission under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), as from time to time amended or supplemented pursuant to the Exchange Act or otherwise (the “Exchange Act Regulations”) (the Securities Act Regulations and the Exchange Act Regulations are collectively referred to herein as the “Commission Regulations”), and will not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The Company, the Mid-Tier Company, the MHC and the Bank will promptly file the Prospectus and any supplemental sales literature with the Commission and the FRB. The Prospectus and all supplemental sales literature, as of the date the Registration Statement became effective and at the Time of Delivery referred to in Section 2 hereof, complied and will comply in all material respects with the applicable requirements of the FRB Regulations and the Securities Act Regulations and, at or prior to the time of their first use, will have received all required authorizations of the FRB (if any) and Commission for use in final form.

(viii) None of the Commission, the FRB, or any “Blue Sky” authority has, by order or otherwise, prevented or suspended the use of the Members’ Proxy Statement, the Shareholders’ Proxy Statement, the Prospectus or any supplemental sales literature authorized by the Company, the Mid-Tier Company, the MHC or the Bank for use in connection with the Offerings, and no proceedings for such purposes are pending or threatened.

(ix) At the Time of Delivery referred to in Section 2 hereof, the Company, the Mid-Tier Company, the MHC and the Bank will have completed the conditions precedent to the Conversion in accordance with the Plan, the applicable FRB Regulations and all other applicable laws, regulations, decisions and orders, including all material terms, conditions, requirements and provisions precedent to the Conversion imposed upon the Company, the Mid-Tier Company, the MHC or the Bank by the FRB, or any other regulatory authority, other than those which the regulatory authority permits to be completed after the Conversion. The Conversion, the Offerings and other transactions contemplated hereby do not and will not require any material consent, approval, authorization or permit or filing with any other governmental agency or regulatory authority, except as disclosed in the Prospectus.

(x) RP Financial, LC. (the “Appraiser”), which prepared the valuation of the Bank as part of the Conversion, has advised the Company, the Mid-Tier Company, the MHC and the Bank in writing that it satisfies all requirements for an appraiser set forth in the FRB Regulations and any interpretations or guidelines issued by the FRB or its staff with respect thereto and that it has not been advised by the FRB that it is not so qualified to prepare such valuation.

(xi) ParenteBeard LLC, the accountants who audited the consolidated financial statements of the Mid-Tier Company for the three-year period ended March 31, 2013 included in the Registration Statement, have advised the Company, the Mid-Tier Company, the MHC and the Bank in writing that they are independent public accountants within the meaning of Rule 101 of the American Institute of Certified Public Accountants (the “AICPA”), that they are registered with the Public Company Accounting Oversight Board (the “PCAOB”) and such accountants are, with respect to the Company, the Mid-Tier Company, the MHC and the Bank, independent certified public accountants as required by the Securities Act, the Securities Act Regulations and the FRB Regulations and such accountants are not in violation of the auditors independence requirements of the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”). BDO USA, LLP, the accountants who performed the procedures established by the PCAOB for a review of interim financial information as described in SAS No. 100, Interim Financial Information on the unaudited consolidated financial statements of the Mid-Tier Company for the six month periods ended September 30, 2013 and 2012 included in the Registration Statement, have advised the Company, the Mid-Tier Company, the MHC and the Bank in writing that they are independent public accountants within the meaning of Rule 101 of the AICPA, that they are registered with the PCAOB and such accountants are, with respect to the Company, the Mid-Tier Company, the MHC and the Bank, independent certified public accountants as required by the Securities Act, the Securities Act Regulations and the FRB Regulations and such accountants are not in violation of the auditors independence requirements of the Sarbanes-Oxley Act.

(xii) The only direct subsidiary of the Mid-Tier Company is the Bank, and the only direct subsidiary of the Bank is Botany Inc., which conducts its business solely in the State of New Jersey (collectively, the “Subsidiaries”). Except for the Subsidiaries, none of the Company, the Mid-Tier Company, the MHC, and the Bank, directly or indirectly, control any other corporation, limited liability company, partnership, joint venture, association, trust or other business organization. Upon completion of the Conversion, the only direct subsidiary of the Company will be the Bank.

(xiii) The consolidated financial statements and the related notes thereto included in the Registration Statement and the Prospectus present fairly the financial position of the Mid-Tier Company and its Subsidiaries at the dates indicated and the results of operations, retained earnings, stockholders’ equity and cash flows for the periods specified, and comply as to form with the applicable accounting requirements of the Securities Act Regulations and the FRB Regulations; except as otherwise stated in the

Registration Statement and Prospectus, said financial statements have been prepared in conformity with generally accepted accounting principles applied on a consistent basis except as noted therein. The other financial, statistical and pro forma information and related notes included in the Prospectus present fairly the information shown therein on a basis consistent with the audited and unaudited financial statements included in the Prospectus, and as to the pro forma adjustments, the adjustments made therein have been consistently applied on the basis described therein.

(xiv) Since the respective dates as of which information is given in the Registration Statement and the Prospectus, except as otherwise stated therein: (A) there has been no material adverse change in the financial condition, results of operations, business affairs or prospects of the Company, the Mid-Tier Company, the MHC, the Bank and the Subsidiaries, whether or not arising in the ordinary course of business, (B) except for transactions specifically referred to or contemplated in the Registration Statement and Prospectus, there have been no transactions entered into by the Company, the Mid-Tier Company, the MHC, the Bank or the Subsidiaries, other than those in the ordinary course of business, which are material with respect to the Company, the Mid-Tier Company, the MHC and the Bank, (C) the capitalization, liabilities, assets, properties and business of the Company, the Mid-Tier Company, the MHC and the Bank conform in all material respects to the descriptions contained in the Prospectus and none of the Company, the Mid-Tier Company, the MHC, the Bank or the Subsidiaries has any material liabilities of any kind, contingent or otherwise, except as disclosed in the Registration Statement or the Prospectus and (D) none of the Company, the Mid-Tier Company, the MHC, the Bank or the Subsidiaries has issued any securities or incurred any liability or obligation, direct or contingent, or borrowed money, except borrowings in the ordinary course of business consistent with past practice from the same or similar sources and in similar amounts as indicated in the Prospectus, except that the Company has issued 100 shares of its Common Stock to the Mid-Tier Company in connection with its formation, which shares will be cancelled prior to the Time of Delivery.

(xv) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Maryland with full corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus and to enter into and perform its obligations under this Agreement and the transactions contemplated hereby; and the Company is duly qualified to transact business and is in good standing in the State of Maryland and in each other jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify would not have a material adverse effect on the financial condition, results of operations, business affairs or prospects of the Company, the Mid-Tier Company, the MHC, the Bank and the Subsidiaries, considered as one enterprise (a “Material Adverse Effect”).

(xvi) Upon consummation of the Conversion, the authorized, issued and outstanding capital stock of the Company will be within the range as set forth in the Prospectus under “Capitalization” (except for subsequent issuances, if any, pursuant to reservations, agreements or employee benefit plans referred to in the Prospectus); except as set forth elsewhere in this Agreement, no shares of Common Stock have been or will be issued and outstanding prior to the Time of Delivery referred to in Section 2 hereof; at the time of the Conversion, the Securities will have been duly authorized for issuance and, when issued and delivered by the Company pursuant to the Plan against payment of the consideration calculated as set forth in the Plan and stated on the cover page of the Prospectus, will be duly and validly issued and fully paid and nonassessable; the Exchange Shares have been duly authorized for issuance and, when issued, will be duly and validly issued and fully paid and nonassessable; the terms and provisions of the Common Stock and the other capital stock of the Company conform to all statements relating thereto contained in the Prospectus; the certificates representing the shares of Common Stock will conform to the requirements of applicable law and regulations; and the issuance of the Securities and the Exchange Shares is not subject to preemptive or other similar rights except for subscription rights granted under the Plan in accordance with the FRB Regulations.

(xvii) The MHC has been duly chartered and is validly existing as a mutual holding company under the laws of the United States of America with corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus and to enter into and perform its obligations under this Agreement.

(xviii) Each of the Mid-Tier Company, the Bank and the MHC is duly qualified to transact business and is in good standing under the laws of the United States of America and in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify would not have a Material Adverse Effect.

(xix) The MHC has no capital stock. All holders of the savings, demand or other authorized accounts of the Bank, and certain borrowers of the Bank, are members of the MHC.

(xx) The Mid-Tier Company and the Bank have been duly organized and are validly existing as a federally chartered mid-tier holding company and savings association in stock form, respectively, in both instances with full corporate power and authority to own, lease and operate their respective properties and to conduct their respective business as described in the Prospectus and to enter into and perform their respective obligations under this Agreement and the transactions contemplated hereby. Upon consummation of the Conversion, the Bank will continue to be a federally chartered savings association in stock form. The Mid-Tier Company, the Company, the MHC, the Bank and the Subsidiaries have obtained all licenses, permits and other governmental authorizations currently required for the conduct of their respective businesses or required for the conduct of their respective businesses as contemplated by the Holding Company Application and the Conversion Application, except where the failure to obtain such licenses, permits or other governmental authorizations would not have a Material Adverse Effect. All such licenses, permits and other governmental authorizations are in full force and effect and the Mid-Tier Company, the Company, the MHC, the Bank and the Subsidiaries are in all material respects in compliance therewith. Neither the Mid-Tier Company, the Company, the MHC nor the Bank has received notice of any proceeding or action relating to the revocation or modification of any such license, permit or other governmental authorization which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, might have a Material Adverse Effect.

(xxi) The Bank is a member in good standing of the Federal Home Loan Bank of New York; the deposit accounts of the Bank are insured by the Federal Deposit Insurance Corporation (“FDIC”) up to the applicable limits and upon consummation of the Conversion, the liquidation account for the benefit of eligible account holders and supplemental eligible account holders will be duly established in accordance with the requirements of the FRB Regulations. The Bank is a “qualified thrift lender” within the meaning of 12 U.S.C. Section 1467a(m).

(xxii) The authorized capital stock of the Company consists of 85,000,000 shares of Common Stock and 10,000,000 shares of preferred stock, par value $0.01 per share (the “Company Preferred Stock”). Except for 100 shares of Common Stock issued to the Mid-Tier Company, which shares will be cancelled prior to the Time of Delivery referred to in Section 2 hereof, no shares of Common Stock and no shares of Company Preferred Stock have been or will be issued and outstanding prior to the Time of Delivery. The authorized capital stock of the Mid-Tier Company consists of 75,000,000 shares of common stock, par value $0.01 per share (the “Mid-Tier Company Common Stock”), and 1,000,000 shares of preferred stock, par value $0.01 per share (the “Mid-Tier Company Preferred Stock”), of which                      shares of Mid-Tier Company Common Stock and no shares of Mid-Tier Company Preferred Stock are issued and outstanding as of the date hereof. The authorized capital stock of the Bank consists of 4,000 shares of common stock, par value $0.01 per share (the “Bank Common Stock”), and 1,000 shares of preferred stock, par value $1.00 per share (the “Bank Preferred Stock”), of which                      shares of Bank Common Stock and no shares of Bank Preferred Stock are issued and outstanding as of the date hereof. No additional shares of Common Stock, Mid-Tier Company Common Stock or Bank Common Stock, and no shares of Company Preferred Stock, Mid-Tier Company Preferred Stock or Bank Preferred Stock, will be issued prior to the Time of Delivery referred to in Section 2 hereof, except for shares of Mid-Tier Company Common Stock that may be issued upon the exercise of options granted under the Mid-Tier Company’s 2005 Equity Incentive Plan. The issued and outstanding shares of Company Common Stock, Mid-Tier Company Common Stock and Bank Common Stock have been duly authorized and validly issued and are fully paid and nonassessable and have been issued in compliance with all federal and state securities laws. The MHC owns                      shares of Mid-Tier Company Common Stock beneficially and of record free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity. The terms and provisions of the Common Stock and Mid-Tier Company Common Stock conform to all statements relating thereto contained in the Prospectus. The shares of Bank Common Stock to be issued to the Company will have been duly authorized for issuance and, when issued and delivered by the Bank pursuant to the Plan against payment of the consideration described in the Plan and in the Prospectus, will be duly and validly issued and fully paid and nonassessable, and all such Bank Common Stock will be owned beneficially and of record by the Company, free and clear of any security interest, mortgage, pledge, lien, encumbrance or legal or equitable claim; and the certificates representing the shares of the Bank Common Stock will conform with the requirements of applicable laws and regulations. The issuance of the Bank Common Stock is not subject to preemptive or similar rights.

(xxiii) The Company, the Mid-Tier Company, the MHC and the Bank have taken all corporate action necessary for them to execute, deliver and perform this Agreement and the transactions contemplated hereby, and this Agreement has been duly executed and delivered by, and is the valid and binding agreement of, the Company, the Mid-Tier Company, the MHC and the Bank, enforceable against each of them in accordance with its terms, except as may be limited by bankruptcy, insolvency or similar laws and the availability of equitable remedies.

(xxiv) Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus and prior to the Time of Delivery, except as otherwise may be indicated or contemplated therein, none of the Company, the Mid-Tier Company, the MHC or the Bank will have (A) except as otherwise set forth herein, issued any securities or incurred any liability or obligation, direct or contingent, or borrowed money, except borrowings in the ordinary course of business from the same or similar sources and in similar amounts as indicated in the Prospectus and except for shares of Mid-Tier Company Common Stock that may be issued upon the exercise of stock options granted under the Company’s 2005 Equity Incentive Plan, or (B) entered into any transaction or series of transactions which is material in light of the business of each of the Company, the Mid-Tier Company, the MHC and the Bank.

(xxv) No approval of any regulatory or supervisory or other public authority is required of the Company, the Mid-Tier Company, the MHC or the Bank in connection with the execution and delivery of this Agreement, the issuance of the Securities, including the Shares, and the Exchange Shares or the consummation of the Conversion that has not been obtained and a copy of which has been delivered to the Representative, except as may be required under the securities laws of various jurisdictions.

(xxvi) None of the Company, the Mid-Tier Company, the MHC, the Bank or any of the Subsidiaries is in violation of their respective charters or certificates of incorporation, organization certificates, articles of incorporation or bylaws; and none of the Company, the Mid-Tier Company, the MHC, the Bank or any of the Subsidiaries is in default (nor has any event occurred which, with notice or lapse of time or both, would constitute a default) in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, lease or other instrument to which the Company, the Mid-Tier Company, the MHC, the Bank or any of the Subsidiaries is a party or by which it or any of them may be bound, or to which any of the property or assets of the Company, the Mid-Tier Company, the MHC, the Bank or any of the Subsidiaries is subject, except for such defaults that would not, individually or in the aggregate, have a Material Adverse Effect; and there are no contracts or documents of the Company, the Mid-Tier Company, the MHC, the Bank or the Subsidiaries that are required to be filed as exhibits to the Registration Statement, the Conversion Application or the Holding Company Application that have not been so filed.

(xxvii) The Conversion, the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated herein have been duly authorized by all necessary corporate action on the part of the Company, the Mid-Tier Company, the MHC and the Bank, and do not and will not conflict with or constitute a breach of, or default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company, the Mid-Tier Company, the MHC or the Bank pursuant to any contract, indenture, mortgage, loan agreement, note, lease or other instrument to which the Company, the Mid-Tier Company, the MHC or the Bank is a party or by which it or any of them may be bound, or to which any of the property or assets of the Company, the Mid-Tier Company, the MHC or the Bank is subject, except for such conflicts, breaches or defaults that would not, individually or in the aggregate, have a Material Adverse Effect; nor will such action result in any violation of the provisions of the respective certificate of incorporation, organization certificate, articles of incorporation or charter or bylaws of the Company, the Mid-Tier Company, the MHC or the Bank, or any applicable law, administrative regulation or administrative or court decree.

(xxviii) No labor dispute with the employees of the Company, the Mid-Tier Company, the MHC or the Bank exists or, to the knowledge of the Company, the Mid-Tier Company, the MHC or the Bank, is imminent or threatened; and the Company, the Mid-Tier Company, the MHC and the Bank are not aware of any existing or threatened labor disturbance by the employees of any of its principal suppliers or contractors that might be expected to result in any Material Adverse Effect.

(xxix) Each of the Company, the Mid-Tier Company, the MHC, the Bank and the Subsidiaries has good and marketable title to all properties and assets for which ownership is material to the business of the Company, the Mid-Tier Company, the MHC, the Bank or the Subsidiaries and to those properties and assets described in the Prospectus as owned by them, free and clear of all liens, charges, encumbrances or restrictions, except such as are described in the Prospectus or are not material in relation to the business of the Company, the Mid-Tier Company, the MHC, the Bank or the Subsidiaries, considered as one enterprise; and all of the leases and subleases material to the business of the Company, the Mid-Tier Company, the MHC, the Bank or the Subsidiaries under which the Company, the Mid-Tier Company, the MHC, the Bank or the Subsidiaries hold properties, including those described in the Prospectus, are valid and binding agreements of the Company, the Mid-Tier Company, the MHC, the Bank or the Subsidiaries, enforceable in accordance with their terms, except as may be limited by bankruptcy, insolvency or similar laws and availability of equitable remedies.

(xxx) None of the Company, the Mid-Tier Company, the MHC, the Bank or the Subsidiaries is in violation of any order or directive from the FRB, the Office of the Comptroller of the Currency (the “OCC”), the FDIC, the Commission or any regulatory authority to make any material change in the method of conducting its respective businesses; the Company, the Mid-Tier Company, the MHC, the Bank and the Subsidiaries, have conducted and are conducting their business so as to comply in all material respects with all applicable statutes, regulations and administrative and court decrees (including, without limitation, all regulations, decisions, directives and orders of the FRB, the OCC, the FDIC and the Commission). Except as disclosed in the Prospectus, neither the Company, the Mid-Tier Company, the MHC, the Bank nor any of the Subsidiaries is subject or is party to, or has received any notice or advice that any of them may become subject or party to, any investigation with respect to any cease-and-desist order, agreement, consent agreement, memorandum of understanding or other regulatory enforcement action, proceeding or order with or by, or is a party to any commitment letter or similar undertaking to, or is subject to any directive by, or has been a recipient of any supervisory letter from, or has adopted any board resolutions at the request of, any Regulatory Agency (as defined below) that currently restricts in any material respect the conduct of their business or that in any material manner relates to their capital adequacy, their credit policies, their management or their business (each, a “Regulatory Agreement”), nor has the Company, the Mid-Tier Company, the MHC, the Bank or any of the Subsidiaries been advised by any Regulatory Agency that it is considering issuing or requesting any such Regulatory Agreement; and, except as disclosed in the Prospectus, there is no unresolved violation, criticism or exception by any Regulatory Agency with respect to any report or statement relating to any examinations of the Company, the Mid-Tier Company, the MHC, the Bank or any of the Subsidiaries that, in the reasonable judgment of the Company, the Mid-Tier Company, the MHC or the Bank, is expected to result in a Material Adverse Effect, or that might materially and adversely affect the properties or assets thereof or that might materially and adversely affect the consummation of the Conversion or the performance of this Agreement. As used herein, the term “Regulatory Agency” means any federal or state agency charged with the supervision or regulation of depository institutions or holding companies of depository institutions, or engaged in the insurance of depository institution deposits, or any court, administrative agency or commission or other governmental agency, authority or instrumentality having supervisory or regulatory authority with respect to the Company, the Mid-Tier Company, the MHC, the Bank or any of the Subsidiaries.

(xxxi) There is no action, suit or proceeding before or by any court or governmental agency or body, domestic or foreign, now pending, or, to the knowledge of the Company, the Mid-Tier Company, the MHC or the Bank, threatened, against or affecting the Company, the Mid-Tier Company, the MHC, the Bank or any of the Subsidiaries that is required to be disclosed in the Registration Statement (other than as disclosed therein), or that might result in any Material Adverse Effect, or that might materially and adversely affect the properties or assets thereof, the performance of this Agreement or the consummation of the Conversion; all pending legal or governmental proceedings to which the Company, the Mid-Tier Company, the MHC, the Bank or any of the Subsidiaries is a party or of which any of their respective property or assets is the subject that are not described in the Registration Statement, including ordinary routine litigation incidental to the business, are considered in the aggregate not material; and there are no material contracts or documents of the Company, the Mid-Tier Company, the MHC, the Bank or any of the Subsidiaries that are required to be filed as exhibits to the Registration Statement, the Conversion Application or the Holding Company Application that have not been so filed.

(xxxii) The Company, the Mid-Tier Company, the MHC and the Bank have obtained (i) an opinion of its counsel, Kilpatrick, Townsend & Stockton LLP with respect to the legality of the Securities and the Exchange Shares to be issued and the federal income tax consequences of the Conversion and (ii) the opinion of BDO USA, LLP with respect to the New Jersey state tax consequences of the Conversion, copies of which are filed as exhibits to the Registration Statement; all material aspects of the aforesaid opinions are accurately summarized in the Prospectus; the facts and representations upon which such opinions are based are truthful, accurate and complete in all material respects; and neither the Company, the Mid-Tier Company, the MHC nor the Bank has taken or will take any action inconsistent therewith.

(xxxiii) The Company is not and, upon completion of the Conversion and the Offerings and sale of the Common Stock and the application of the net proceeds therefrom, will not be, required to be registered under the Investment Company Act of 1940, as amended.

(xxxiv) All of the loans represented as assets on the most recent consolidated financial statements or selected financial information of the Mid-Tier Company included in the Prospectus meet or are exempt from all requirements of federal, state or local law pertaining to lending, including, without limitation, truth in lending (including the requirements of Regulations Z and 12 C.F.R. Part 226), real estate settlement procedures, consumer credit protection, equal credit opportunity and all disclosure laws applicable to such loans, except for violations which, if asserted, would not result in a Material Adverse Effect.

(xxxv) To the knowledge of the Company, the Mid-Tier Company, the MHC and the Bank, with the exception of the intended loan to the Bank’s ESOP by the Company to enable the ESOP to purchase securities in an amount up to 6.0% of the Common Stock that will be sold in the Offerings, none of the Company, the Mid-Tier Company, the MHC, the Bank or their employees has made any payment of funds of the Company, the Mid-Tier Company, the MHC or the Bank as a loan for the purchase of the Common Stock or made any other payment of funds prohibited by law, and no funds have been set aside to be used for any payment prohibited by law.

(xxxvi) Each of the Company, the Mid-Tier Company, the MHC, the Bank and the Subsidiaries maintains a system of internal accounting controls sufficient to provide reasonable assurance that (a) transactions are executed in accordance with management’s general or specific authorizations; (b) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (c) access to assets is permitted only in accordance with management’s general or specific authorization; and (d) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

(xxxvii) The Company, the Mid-Tier Company, the MHC, the Bank and the Subsidiaries are in compliance in all material respects with the applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transaction Reporting Act of 1970, as amended, and the rules and regulations thereunder. The Bank has established compliance programs and is in compliance in all material respects with the requirements of the USA PATRIOT Act and all applicable regulations promulgated thereunder, and, except as disclosed in the Prospectus, there is no charge, investigation, action, suit or proceeding before any court, regulatory authority or governmental agency or body pending or, to the knowledge of the Company, the Mid-Tier Company, the MHC and the Bank, threatened regarding the Bank’s compliance with the USA PATRIOT Act or any regulations promulgated thereunder.

(xxxviii) None of the Company, the Mid-Tier Company, the MHC, the Bank or any Subsidiary nor any properties owned or operated by the Company, the Mid-Tier Company, the MHC, the Bank or any Subsidiary is in material violation of or liable under any Environmental Law (as defined below). There are no actions, suits or proceedings, or demands, claims, notices or investigations (including, without limitation, notices, demand letters or requests for information from any environmental agency) instituted or pending, or to the knowledge of the Company, the Mid-Tier Company, the MHC or the Bank threatened, relating to the liability of any property owned or operated by the Company, the Mid-Tier Company, the MHC, the Bank or any Subsidiary under any Environmental Law, except for such actions, suits or proceedings, or demands, claims, notices or investigations that, individually or in the aggregate, would not have a Material Adverse Effect. For purposes of this subsection, the term “Environmental Law” means any federal, state, local or foreign law, statute, ordinance, rule, regulation, code, license, permit, authorization, approval, consent, order, judgment, decree, injunction or agreement with any regulatory authority relating to (i) the protection, preservation or restoration of the environment (including, without limitation, air, water, vapor, surface water, groundwater, drinking water supply, surface soil, subsurface soil, plant and animal life or any other natural resource), and/or (ii) the use, storage, recycling, treatment, generation, transportation, processing, handling, labeling, production, release or disposal of any substance presently listed, defined, designated or classified as hazardous, toxic, radioactive or dangerous, or otherwise regulated, whether by type or by quantity, including any material containing any such substance as a component.

(xxxix) The Company, the Mid-Tier Company, the MHC, the Bank and each Subsidiary have filed all federal, state and local income and franchise tax returns required to be filed and have made timely payments of all taxes shown as due and payable in respect of such returns, and no deficiency has been asserted with respect thereto by any taxing authority. The Company, the Mid-Tier Company, the MHC and the Bank have no knowledge of any tax deficiency that has been asserted or could be asserted against the Company, the Mid-Tier Company, the MHC or the Bank.

(xl) The Company has received all approvals required to consummate the Conversion and to have the Securities and the Exchange Shares quoted on the Nasdaq Global Select Market effective as of the Time of Delivery referred to in Section 2 hereof.

(xli) At or prior to the Closing, the Company will have filed a Form 8-K/12g or a Form 8-A for the Securities and the Exchange Shares to be registered under Section 12(b) of the Exchange Act (the “Exchange Act Registration Statement”).

(xlii) There are no affiliations or associations (as such terms are defined by the Financial Industry Regulatory Authority (“FINRA”)) between any member of FINRA and any of the MHC’s, the Mid-Tier Company’s, the Company’s or the Bank’s officers or directors.

(xliii) The Company, the Mid-Tier Company, the MHC, the Bank and each Subsidiary carries, or is covered by, insurance in such amounts and covering such risks as is adequate for the conduct of their respective businesses and the value of their respective properties as is customary for companies engaged in similar industries.

(xliv) The Company, the Mid-Tier Company, the MHC and the Bank have not relied on the Representative or its counsel for any legal, tax or accounting advice in connection with the Conversion.

(xlv) The records of eligible account holders, supplemental eligible account holders and other depositors or borrower members are accurate and complete in all material respects.

(xlvi) The Company, the Mid-Tier Company, the MHC, the Bank and each Subsidiary are in compliance in all material respects with all presently applicable provisions of the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder (“ERISA”); no “reportable event” (as defined in ERISA) has occurred with respect to any “pension plan” (as defined in ERISA) for which the Company, the Mid-Tier Company, the MHC, the Bank or any Subsidiary, respectively, would have any liability; each of the Company, the Mid-Tier Company, the MHC, the Bank and each Subsidiary has not incurred and does expect to incur liability under (i) Title IV of ERISA with respect to termination of, or withdrawal from, any “pension plan” or (ii) Sections 412 or 4971 of the Internal Revenue Code of 1986, as amended, including the regulations and published interpretations thereunder (the “Code”); and each “pension plan” for which the Company, the Mid-Tier Company, the MHC, the Bank and any Subsidiary would have any liability that is intended to be qualified under Section 401(a) of the Code is so qualified in all material respects and nothing has occurred, whether by action or by failure to act, that would cause the loss of such qualification.

(xlvii) Each of the Company and the Mid-Tier Company is in compliance with the applicable provisions of the Sarbanes-Oxley Act, the rules and regulations of the Commission thereunder, and the Nasdaq corporate governance rules applicable to them, and will use its best efforts to comply with those provisions of the Sarbanes-Oxley Act and the Nasdaq corporate governance rules that will become effective in the future upon their effectiveness.

(xlviii) Each Subsidiary has been duly organized and is validly existing in good standing under the laws of the jurisdiction of its incorporation, has full power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus, and is duly qualified to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify would not have a Material Adverse Effect; the activities of each Subsidiary are permitted to subsidiaries of a federally chartered savings bank and a federally chartered holding company by the FRB Regulations or the applicable regulations of the OCC; all of the issued and outstanding capital stock or ownership interests of each Subsidiary has been duly authorized and validly issued, is fully paid and nonassessable and is owned by the Mid-Tier Company or the Bank, as the case may be, directly, free and clear of any security interest, mortgage, pledge, lien, encumbrance or legal or equitable claim; and there are no warrants, options or rights of any kind to acquire shares of capital stock of any Subsidiary.

(xlix) The Company has not directly or indirectly distributed, and will not distribute, any offering materials in connection with the offering and sale of the Shares other than any preliminary prospectus, the Prospectus and other materials, if any, permitted under the Securities Act and consistent with Section 3(a) below, and the Company has not taken and will not take, directly or indirectly, any action designed to cause or result in, or which constitutes or might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Company to facilitate the sale of the Shares.

(l) The Company, the Mid-Tier Company, the MHC and the Bank hereby affirm and incorporate herein the Representations and Warranties contained in the Agency Agreement dated                     , 2014 by and among the Company, the Mid-Tier Company, the MHC and the Bank and the Representative (the “Agency Agreement”).

(b) Any certificate signed by any officer of the Company, the Mid-Tier Company, the MHC or the Bank and delivered to the Representative or counsel for the Representative shall be deemed a representation and warranty by the Company, the Mid-Tier Company, the MHC or the Bank to the Representative as to the matters covered thereby.

SECTION 2. PURCHASE, SALE AND DELIVERY OF THE SHARES.

(a) Subject to the terms and conditions herein set forth, the Company agrees to issue and sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company, at a purchase price per share of [$10.00], the number of Shares set forth opposite the name of such Underwriter in Schedule I hereto.

(b) Upon the authorization by the Company of the release of the Shares, the several Underwriters propose to offer the Shares for sale upon the terms and conditions set forth in the Prospectus.

(c) The Shares to be purchased by each Underwriter hereunder, in definitive form, and in such authorized denominations and registered in such names as the Representative may request (or in the form of one or more global certificates deposited with the Depository Trust Company (“DTC”) and registered in the name of [Cede & Co.,] as nominee for DTC) upon at least forty-eight hours prior notice to the Company shall be delivered by or on behalf of the Company to the Representative, through the facilities of the DTC, for the account of such

Underwriter, against payment by or on behalf of such Underwriter of the purchase price therefor by wire transfer of Federal (same day) funds to the account specified by the Company, to the Representative at least forty-eight hours in advance. The Company will cause the certificates representing the Shares to be made available for checking and packaging at least twenty-four hours prior to the Time of Delivery (as defined below) with respect thereto at the office of DTC or its designated custodian (the “Designated Office”). The time and date of such delivery and payment shall be, with respect to the Shares, 9:30 a.m., Eastern Time, on                     , 2014 or such other time and date as the Representative and the Company may agree upon in writing. Such time and date for delivery of the Shares is herein called the “Time of Delivery.”

(d) The documents to be delivered at the Time of Delivery by or on behalf of the parties hereto pursuant to Section 3 hereof, including the cross receipt for the Shares and any additional documents requested by the Underwriters pursuant to Section 5(j) hereof, will be delivered at the offices of Kilpatrick, Townsend & Stockton LLP (the “Closing Location”), and the Shares will be delivered at the Designated Office, all at such Time of Delivery. A meeting will be held at the Closing Location at          p.m., Eastern Time, on the New York Business Day next preceding such Time of Delivery, at which meeting the final drafts of the documents to be delivered pursuant to the preceding sentence will be available for review by the parties hereto. For the purposes of this Section 2, “New York Business Day” shall mean each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in New York are generally authorized or obligated by law or executive order to close.

(e) With respect to the Shares sold by the Underwriters in the Public Offering, the Representative and the Underwriters will receive as compensation for their services hereunder an aggregate fee of 5.0% of the aggregate purchase price of all Shares sold in the Public Offering.

SECTION 3. COVENANTS OF THE COMPANY, THE MID-TIER COMPANY, THE MHC AND THE BANK. The Company, the Mid-Tier Company, the MHC and the Bank jointly and severally covenant with the Representative as follows:

(a) The Company, the Mid-Tier Company, the MHC and the Bank agree to: prepare the Prospectus in a form approved by the Representative and to file such Prospectus pursuant to Rule 424(b) under the Securities Act not later than the Commission’s close of business on the second business day following the execution and delivery of this Agreement, or, if applicable, such earlier time as may be required by Rule 430A(a)(3) of the Securities Act Regulations; to make no further amendment or any supplement to the Registration Statement or Prospectus which shall be disapproved by the Representative promptly after reasonable notice thereof; to advise the Representative, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any supplement to the Prospectus or any amended Prospectus has been filed and to furnish the Representative with copies thereof; to advise the Representative, promptly after it receives notice thereof, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus, Issuer-Represented Free Writing Prospectus or Prospectus, of the suspension of the qualification of the Shares for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement, any Preliminary Prospectus, any Issuer-Represented Free Writing Prospectus or Prospectus or for additional information; and, in the event of the issuance of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus, Issuer-Represented Free Writing Prospectus or Prospectus or suspending any such qualification, promptly to use its best efforts to obtain the withdrawal of such order.

(b) The Company represents and agrees that, unless it obtains the prior consent of the Representative, and the Representative represents and agrees that, unless it obtains the prior consent of the Company, it has not made and will not make any offer relating to the Shares that would constitute an “issuer free writing prospectus,” as defined in Rule 433, or that would constitute a “free writing prospectus,” as defined in Rule 405, required to be filed with the Commission. Any such free writing prospectus consented to by the Company and the Representative is hereinafter referred to as a “Permitted Free Writing Prospectus.” The Company represents that it has and will comply with the requirements of Rule 433 applicable to any Permitted Free Writing Prospectus, including timely Commission filing where required, legending and record keeping. The Company need not treat any communication as a free writing prospectus if it is exempt from the definition of prospectus pursuant to clause (a) of Section 2(a)(10) of the Securities Act without regard to Rule 172 or 173 Regulations.

(c) The Company, the Mid-Tier Company, the MHC and the Bank will give the Representative notice of their intention to file or prepare any amendment to the Conversion Application, the Holding Company Application or the Registration Statement (including any post-effective amendment) or any amendment or supplement to the Prospectus (including any revised prospectus that the Company proposes for use in connection with the Public Offering of the Shares that differs from the prospectus on file at the Commission at the time the Registration Statement becomes effective, whether or not such revised prospectus is required to be filed pursuant to Rule 424(b) of the Securities Act Regulations), will furnish the Representative with copies of any such amendment or supplement a reasonable amount of time prior to such proposed filing or use, as the case may be, and will not file any such amendment or supplement or use any such prospectus to which the Representative or counsel for the Representative may object.

(d) The Company, the Mid-Tier Company, the MHC and the Bank will deliver to the Representative as many signed copies and as many conformed copies of the Holding Company Application, the Conversion Application and the Registration Statement as originally filed and of each amendment thereto (including exhibits filed therewith or incorporated by reference therein) as the Representative may reasonably request, and prior to 10:00 a.m. Eastern Time on the New York Business Day next succeeding the date of this Agreement and from time to time such number of copies of the Prospectus as the Representative may reasonably request.

(e) During the period when the Prospectus is required to be delivered, the Company, the Mid-Tier Company, the MHC and the Bank will comply, at their own expense, with all requirements imposed upon them by the FRB, by the applicable FRB Regulations, as from time to time in force, and by Nasdaq, the Securities Act, the Securities Act Regulations, the Exchange Act, and the Exchange Act Regulations, including, without limitation, Regulation M under the Exchange Act, so far as necessary to permit the continuance of sales or dealing in shares of Common Stock during such period in accordance with the provisions hereof and the Prospectus.

(f) If any event or circumstance shall occur as a result of which it is necessary, in the reasonable opinion of counsel for the Representative, to amend or supplement the Registration Statement or Prospectus in order to make the Prospectus not misleading in the light of the circumstances existing at the time it is delivered to a purchaser, the Company, the Mid-Tier Company, the MHC and the Bank will forthwith amend or supplement the Registration Statement or Prospectus (in form and substance satisfactory to counsel for the Representative) so that, as so amended or supplemented, the Registration Statement or Prospectus will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances existing at the time it is delivered to a purchaser, not misleading, and the Company, the Mid-Tier Company, the MHC and the Bank will furnish to the Representative a reasonable number of copies of such amendment or supplement. For the purpose of this subsection, the Company, the Mid-Tier Company, the MHC and the Bank will each furnish such information with respect to itself as the Representative may from time to time reasonably request.

(g) The Company, the Mid-Tier Company, the MHC and the Bank will take all necessary action, in cooperation with the Representative, to qualify the Shares for offering and sale under the applicable securities laws of such states of the United States and other jurisdictions as the FRB Regulations may require and as the Representative and the Company have agreed; provided, however, that neither the Company, the Mid-Tier Company, the MHC nor the Bank shall be obligated to file any general consent to service of process or to qualify as a foreign corporation in any jurisdiction in which it is not so qualified. In each jurisdiction in which the Shares have been so qualified, the Company, the Mid-Tier Company, the MHC and the Bank will file such statements and reports as may be required by the laws of such jurisdiction to continue such qualification in effect for a period of not less than one year from the effective date of the Registration Statement.

(h) The Company will make generally available to its security holders as soon as practicable, but not later than 60 days after the close of the period covered thereby, an earnings statement (in form complying with the provisions of Rule 158 of the Securities Act Regulations) covering a twelve month period beginning not later than the first day of the Company’s fiscal quarter next following the “effective date” (as defined in said Rule 158) of the Registration Statement.

(i) During the period ending on the third anniversary of the expiration of the fiscal year during which the closing of the transactions contemplated by this Agreement occurs, the Company will furnish to its shareholders as soon as practicable after the end of each such fiscal year an annual report (including consolidated statements of financial condition and consolidated statements of income, stockholders’ equity and cash flows, certified by independent public accountants) and, as soon as practicable after the end of each of the first three quarters of each fiscal year (beginning with the fiscal quarter ending after the effective date of the Registration Statement), consolidated summary financial information of the Company and the Bank for such quarter in reasonable detail. In addition, such annual report and quarterly consolidated summary financial information shall be made public through the issuance of appropriate press releases at the same time or prior to the time of the furnishing thereof to shareholders of the Company.

(j) During the period ending on the third anniversary of the expiration of the fiscal year during which the closing of the transactions contemplated hereby occurs, the Company will furnish to the Representative (i) as soon as publicly available, a copy of each report or other document of the Company furnished generally to shareholders of the Company or furnished to or filed with the Commission under the Exchange Act or any national securities exchange or system on which any class of securities of the Company is listed, and (ii) from time to time, such other information concerning the Company as the Representative may reasonably request. For purposes of this paragraph, any document filed electronically with the Commission shall be deemed furnished to the Representative.

(k) The Company, the Mid-Tier Company, the MHC and the Bank will conduct the Conversion in all material respects in accordance with the Plan, the FRB Regulations, the Commission Regulations and all other applicable regulations, decisions and orders, including all applicable terms, requirements and conditions precedent to the Conversion imposed upon the Company, the Mid-Tier Company, the MHC or the Bank by the FRB and the Commission.

(l) The Company, the Mid-Tier Company, the MHC and the Bank will comply, at their own expense, with all requirements imposed by the Commission, the FRB, and Nasdaq or pursuant to the applicable Commission Regulations, FRB Regulations, and Nasdaq regulations as from time to time in force.

(m) The Company will promptly inform the Representative upon its receipt of service with respect to any material litigation or administrative action instituted with respect to the Conversion or the Offerings.

(n) Each of the Company and the Bank will use the net proceeds received by it from the sale of the Securities in the manner specified in the Prospectus under “Use of Proceeds.”

(o) The Company will report the use of proceeds from the Offerings on its first periodic report filed pursuant to Sections 13(a) and 15(d) of the Exchange Act and on any subsequent periodic reports as may be required pursuant to Rule 463 of the Securities Act Regulations.

(p) The Company will maintain the effectiveness of the Exchange Act Registration Statement for not less than three years and will comply in all material respects with its filing obligations under the Exchange Act. For three years, the Company will use its best efforts to effect and maintain the listing of the Common Stock on the Nasdaq Global Select Market and, once listed on the Nasdaq Global Select Market, the Company will comply with all applicable corporate governance standards required by the Nasdaq Global Select Market. The Company will file with the Nasdaq Global Select Market all documents and notices required by the Nasdaq Global Select Market of companies that have issued securities that are traded in the over-the-counter market and quotations for which are reported by the Nasdaq Global Select Market.

(q) The Company and the Bank will take such actions and furnish such information as are reasonably requested by the Representative in order for the Representative to ensure compliance with the FINRA Rule 5130.

(r) Other than in connection with any employee benefit plan or arrangement described in the Prospectus, the Company will not, without the prior written consent of the Representative, sell or issue, contract to sell or otherwise dispose of, any shares of Common Stock other than the Securities or the Exchange Shares for a period of 180 days following the Time of Delivery.

(s) During the period beginning on the date hereof and ending on the later of the third anniversary of the Time of Delivery or the date on which the Representative receives full payment in satisfaction of any claim for indemnification or contribution to which they may be entitled pursuant to Sections 6 or 7 hereof, respectively, made prior to the third anniversary of the Time of Delivery, neither the Company, the Mid-Tier Company, the MHC nor the Bank shall, without the prior written consent of the Representative, take or permit to be taken any action that could result in the Common Stock, the Mid-Tier Common Stock or the Bank Common Stock becoming subject to any security interest, mortgage, pledge, lien or encumbrance, with the exception of the intended loan to the Bank’s ESOP by the Company to enable the ESOP to purchase securities in an amount up to 6.0% of the Common Stock that will be sold in the Offerings.

(t) The Company, the Mid-Tier Company, the MHC and the Bank will comply with the conditions imposed by or agreed to with the FRB in connection with its approval of the Holding Company Application and the Conversion Application.

(u) During the period ending on the first anniversary of the Time of Delivery, the Bank will comply with all applicable law and regulation necessary for the Bank to continue to be a “qualified thrift lender” within the meaning of 12 U.S.C. Section 1467a(m).

(v) The Company shall not deliver the Securities or the Exchange Shares until the Company, the Mid-Tier Company, the MHC and the Bank have satisfied each condition set forth in Section 5 hereof, unless such condition is waived by the Representative.

(w) The MHC, the Mid-Tier Company, the Company or the Bank will furnish to the Representative as early as practicable prior to the Closing Date, but no later than two (2) full business days prior thereto, a copy of the latest available unaudited interim consolidated financial statements of the Mid-Tier Company, which have been read by BDO USA, LLP, as stated in their letters to be furnished pursuant to subsections (f) and (h) of Section 5 hereof.

(x) During the period in which the Prospectus is required to be delivered, each of the Company, the Mid-Tier Company, the MHC and the Bank will conduct its business in compliance in all material respects with all applicable federal and state laws, rules, regulations, decisions, directives and orders, including all decisions, directives and orders of the Commission, the FRB, the OCC, the FDIC and the Nasdaq Global Select Market.

(y) None of the Company, the Mid-Tier Company, the MHC or the Bank will amend the Plan in any manner that would affect the sale of the Securities or the terms of this Agreement without the consent of the Representative.

(z) The Company, the Mid-Tier Company, the MHC and the Bank will not, prior to the Time of Delivery, incur any liability or obligation, direct or contingent, or enter into any material transaction, other than in the ordinary course of business consistent with past practice, except as contemplated by the Prospectus.

(aa) The Company, the Mid-Tier Company, the MHC and the Bank will use all reasonable efforts to comply with, or cause to be complied with, the conditions precedent to the obligations of the Representative specified in Section 5 hereof.

(bb) The Company, the Mid-Tier Company, the MHC and the Bank will (i) use their best efforts to complete the conditions precedent to the Offerings and the Conversion in accordance with the Plan, the applicable FRB Regulations and all other applicable laws, regulations, decisions and orders, including all material terms, conditions, requirements and provisions precedent to the Conversion and the Offerings imposed upon the Company, the Mid-Tier Company, the MHC or the Bank by the Commission, the FRB or any other regulatory authority or Blue Sky authority, and to comply with those which the regulatory authority permits to be completed after the Conversion and the Offerings; and (ii) conduct the Conversion and the Offerings in the manner described in the Prospectus and in accordance with the Plan, the FRB Regulations and all other applicable material laws, regulations, decisions and orders, including in compliance with all terms, conditions, requirements and provisions precedent to the Conversion and the Offerings imposed upon the Company, the Mid-Tier Company, the MHC and the Bank by the Commission, the FRB, the OCC, the FDIC or any other regulatory or Blue Sky authority.

SECTION 4. PAYMENT OF EXPENSES. The Company, the Mid-Tier Company, the MHC and the Bank jointly and severally agree to reimburse the Underwriters for their reasonable out-of-pocket expenses incurred in connection with the performance of their obligations under this Agreement, including, without limitation, legal fees and expenses, data processing fees and expenses, postage, document production, advertising, syndication and travel expenses, up to a maximum of $125,000; provided, however, that the Underwriters shall document such expenses to the reasonable satisfaction of the Company. All fees and expenses to which the Underwriters are entitled to reimbursement under this paragraph of this Section 4 shall be due and payable upon receipt by the Company, the Mid-Tier Company, the MHC or the Bank of a written accounting therefor setting forth in reasonable detail the expenses incurred by the Underwriters.

The Company, the Mid-Tier Company, the MHC and the Bank jointly and severally agree to pay all expenses incident to the performance of their obligations under this Agreement, including without limitation, (i) the cost of obtaining all securities and bank regulatory approvals, including any required FINRA filing fees, (ii) the cost of printing and distributing the Public Offering materials, (iii) the costs of Blue Sky qualification (including fees and expenses of Blue Sky counsel) of the Shares in the various states, (iv) the fees and expenses incurred in connection with the listing of the Shares on the Nasdaq Global Select Market, and (v) all fees and disbursements of the Company’s counsel, accountants and other advisors. In the event the Underwriters incur any such fees and expenses on behalf of the Company, the Mid-Tier Company, the MHC or the Bank, the Bank will reimburse the Underwriters for such fees and expenses whether or not the Public Offering is consummated.

SECTION 5. CONDITIONS OF UNDERWRITERS’ OBLIGATIONS. The Company, the Mid-Tier Company, the MHC, the Bank and the Representative agree that the issuance and the sale of Shares and the issuance and sale of the shares of Common Stock in the Subscription Offering and the Community Offering and the issuance of the Exchange Shares and all obligations of the Underwriters hereunder are subject to the accuracy of the representations and warranties of the Company, the Mid-Tier Company, the MHC and the Bank herein contained as of the date hereof and the Time of Delivery, to the accuracy of the statements of officers and directors of the Company, the Mid-Tier Company, the MHC and the Bank made pursuant to the provisions hereof, to the performance by the Company, the Mid-Tier Company, the MHC and the Bank of their obligations hereunder, and to the following further conditions:

(a) The Prospectus shall have been filed with the Commission pursuant to Rule 424(b) within the applicable time period prescribed for such filing by the Securities Act Regulations and in accordance with Section 3(a) hereof (or a post-effective amendment shall have been filed and declared effective in accordance with the requirements of Rule 430A); no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; and all requests for additional information on the part of the Commission or the FRB shall have been complied with to the Representative’s reasonable satisfaction; FINRA shall have raised no objection to the fairness and reasonableness of the underwriting terms and arrangements; and no order suspending the sale of the Shares in any jurisdiction shall have been issued.

(b) At Time of Delivery, the Representative shall have received:

(1) The favorable opinion, dated as of Time of Delivery, of Kilpatrick Townsend & Stockton LLP, counsel for the Company, the Mid-Tier Company, the MHC and the Bank, in form and substance satisfactory to counsel for the Representative as attached hereto as Exhibit A.

(2) The favorable opinion, dated as of Time of Delivery, of Arnold & Porter LLP, counsel for the Representative, as to such matters as the Representative shall reasonably require.

(3) In addition to giving their opinions required by subsections (b)(l) and (b)(2), respectively, of this Section, Kilpatrick Townsend & Stockton LLP and Arnold & Porter LLP shall each additionally state that nothing has come to their attention that would lead them to believe that the Registration Statement (except for financial statements and schedules and other financial or statistical data included therein, as to which counsel need make no statement), at the time it became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus (except for financial statements and schedules and other financial or statistical data included therein, as to which counsel need make no statement), at the time the Registration Statement became effective or at Time of Delivery, or (if applicable) that the General Disclosure Package as of the Applicable Time, included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

In giving their opinions, Kilpatrick Townsend & Stockton LLP and Arnold & Porter LLP may rely as to matters of fact on certificates of officers and directors of the Company, the Mid-Tier Company, the MHC and the Bank and certificates of public officials. Arnold & Porter LLP may also rely on the opinion of Kilpatrick Townsend & Stockton LLP.

(c) At Time of Delivery referred to in Section 2 hereof, the Company, the Mid-Tier Company, the MHC and the Bank shall have completed in all material respects the conditions precedent to the Conversion in accordance with the Plan, the applicable FRB Regulations and all other applicable laws, regulations, decisions and orders, including all terms, conditions, requirements and provisions precedent to the Conversion imposed upon the Company, the Mid-Tier Company, the MHC or the Bank by the FRB, or any other regulatory authority other than those which the FRB permits to be completed after the Conversion.

(d) At Time of Delivery, there shall not have been, since the date hereof or since the respective dates as of which information is given in the Registration Statement and the Prospectus, any material adverse change in the financial condition, results of operations, business affairs or prospects of the Company, the Mid-Tier Company, the MHC and the Bank, considered as one enterprise, whether or not arising in the ordinary course of business and the Representative shall have received a certificate of the Chief Executive Officer of the Company, the Mid-Tier Company, the MHC and the Bank and the Chief Financial Officer of the Company, the Mid-Tier Company, the MHC and the Bank, dated as of Time of Delivery, to the effect that (i) there has been no such material adverse change, (ii) there shall have been no material transaction entered into by the Company, the Mid-Tier Company, the MHC or the Bank from the latest date as of which the financial condition of the Company, the Mid-Tier Company, the MHC or the Bank, as set forth in the Registration Statement and the Prospectus other than transactions referred to or contemplated therein and transactions in the ordinary course of business consistent with past practice (iii) neither the Company, the Mid-Tier Company, the MHC nor the Bank shall have received from the FRB, the OCC or the FDIC any order or direction (oral or written) to make any material change in the method of conducting its business with which it has not complied (which order or direction, if any, shall have been disclosed in writing to the Representative) or which materially and adversely would affect the business, financial condition, results of operations or prospects of the Company, the Mid-Tier Company, the MHC or the Bank, considered as one enterprise, (iv) the representations and warranties in Section 1 hereof are true and correct with the same force and effect as though expressly made at and as of the Time of Delivery, (v) each of the Company, the Mid-Tier Company, the MHC and the Bank have complied with all agreements and satisfied all conditions on their part to be performed or satisfied at or prior to Time of Delivery, including all agreements and all conditions set forth in the Agency Agreement, (vi) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been initiated or threatened by the Commission and (vii) no order suspending the FRB’s approval of the Conversion Application, the Holding Company Application or the transactions contemplated thereby, has been issued and no proceedings for that purpose have been initiated or threatened by the FRB and no person has sought to obtain regulatory or judicial review of the action of the FRB in approving the Plan in accordance with the FRB Regulations nor has any person sought to obtain regulatory or judicial review of the action of the FRB in approving the Conversion Application or the Holding Company Application.

(e) At the Time of Delivery, the Representative shall have received a certificate of the Chief Executive Officer of the Mid-Tier Company, the Company and the Bank and the Chief Financial Officer of the Mid-Tier Company, the Company and the Bank, dated as of Time of Delivery, to the effect that (i) they have reviewed the contents of the Registration Statement and the Prospectus; (ii) based on each of their knowledge, the Registration Statement and the Prospectus do not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made therein, in light of the circumstances under which such statements were made, not misleading; and (iii) based on each of their knowledge, the financial statements and other financial information included in the Registration Statement and the Prospectus fairly present the financial condition and results of operations of the Mid-Tier Company and the Bank as of and for the dates and periods covered by the Registration Statement and the Prospectus.

(f) As of the date hereof, the Representative shall have received from BDO USA, LLP a letter dated such date, in form and substance satisfactory to the Representative, to the effect that: (i) they are independent public accountants with respect to the Company, the Mid-Tier Company, the MHC and the Bank within the meaning of the Code of Ethics of the AICPA, the Securities Act and the Securities Act Regulations and the FRB Regulations, they are registered with the PCAOB, and they are not in violation of the auditor independence requirements of the Sarbanes-Oxley Act; (ii) it is their opinion that the consolidated financial statements and supporting schedules included in the Registration Statement, including any post-effective amendment thereto, and covered by their opinions therein comply as to form in all material respects with the applicable accounting requirements of the Securities Act and the Securities Act Regulations; (iii) based upon limited procedures as agreed upon by the Representative and BDO USA, LLP set forth in detail in such letter, nothing has come to their attention which causes them to believe that (A) the unaudited consolidated financial statements and supporting schedules of the Mid-Tier Company included in the Registration Statement do not comply as to form in all material respects with the applicable accounting requirements of the Securities Act, the Securities Act Regulations and the FRB Regulations or are not presented in conformity with generally accepted accounting principles applied on a basis substantially consistent with that of the audited consolidated financial statements included in the Registration Statement and the Prospectus, (B) the unaudited amounts of net interest income and net income set forth under “Selected Consolidated Financial and Other Data” or under “Recent Developments” in the Prospectus do not agree with the amounts set forth in unaudited consolidated financial statements as of and for the dates and periods presented under such captions or such amounts were not determined on a basis substantially consistent with that used in determining the corresponding amounts in the audited financial statements included in the Registration Statement, (C) at a specified date not more than five (5) business days prior to the date of this Agreement, there has been any increase in the consolidated long term or short term debt of the Mid-Tier Company or any decrease in consolidated total assets, the allowance for loan losses, total deposits or net worth of the Mid-Tier Company, in each case as compared with the amounts shown in the September 30, 2013 consolidated statements of financial condition included in the Registration Statement or, (D) during the period from September 30, 2013 to a specified date not more than five (5) business days prior to the date of this Agreement, there were any decreases, as compared with the corresponding period in the preceding fiscal year, in total interest income, net interest income, net interest income after provision for loan losses, income before income tax expense or net income of the Mid-Tier Company, except in all instances for increases or decreases which the Registration Statement and the Prospectus disclose have occurred or may occur; and (iv) in addition to the examination referred to in their opinions and the limited procedures referred to in clause (iii) above, they have carried out certain specified procedures, not constituting an audit, with respect to certain amounts, percentages and financial information that are included in the Registration Statement and Prospectus and that are specified by the Representative, and have found such amounts, percentages and financial information to be in agreement with the relevant accounting, financial and other records of the Company, the Mid-Tier Company, the MHC and the Bank identified in such letter.

(g) The “lock-up” agreements, each substantially in the form of Exhibit B hereto, between the Representative and the persons set forth on Exhibit C hereto, relating to sales and certain other dispositions of shares of Common Stock, Mid-Tier Company Common Stock or certain other securities, shall be delivered to the Representative on or before the date hereof and shall be in full force and effect on the Time of Delivery.

(h) At Time of Delivery, the Representative shall have received from BDO USA, LLP a letter, dated as of Time of Delivery, to the effect that they reaffirm the statements made in the letter furnished pursuant to subsection (f) of this Section, except that the specified date referred to shall be a date not more than five (5) days prior to Time of Delivery.

(i) At Time of Delivery, the Securities and the Exchange Shares shall have been approved for quotation on the Nasdaq Global Select Market upon notice of issuance.

(j) At Time of Delivery, the Representative shall have received a letter from the Appraiser, dated as of the Time of Delivery, confirming its appraisal.

(k) At Time of Delivery, counsel for the Representative shall have been furnished with such documents and opinions as they may require for the purpose of enabling them to pass upon the issuance and sale of the Securities, including the Shares and the Exchange Shares, as herein contemplated and related proceedings, or in order to evidence the accuracy of any of the representations or warranties, or the fulfillment of any of the conditions, herein contained; and all proceedings taken by the Company in connection with the issuance and sale of the Securities, including the Shares and the Exchange Shares, as herein contemplated shall be satisfactory in form and substance to the Representative and counsel for the Representative.

(l) At any time prior to Time of Delivery, (i) there shall not have occurred any material adverse change in the financial markets in the United States or elsewhere or any outbreak of hostilities or escalation thereof or other calamity or crisis the effect of which, in the judgment of the Representative, are so material and adverse as to make it impracticable to market the Shares or to enforce contracts, including subscriptions or orders, for the sale of the Securities, and (ii) trading generally on either the American Stock Exchange, the New York Stock Exchange or the Nasdaq Stock Market shall not have been suspended, and minimum or maximum prices for trading shall not have been fixed, or maximum ranges for prices for securities have been required, by either of said Exchanges or by order of the Commission or any other governmental authority, and a banking moratorium shall not have been declared by either Federal, New Jersey or New York authorities.

SECTION 6. INDEMNIFICATION.

(a) The Company, the Mid-Tier Company, the MHC and the Bank, jointly and severally, agree to indemnify and hold harmless each Underwriter, each person, if any, who controls such Underwriter, within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, and its respective partners, directors, officers, employees and agents as follows:

(i) from and against any and all loss, liability, claim, damage and expense whatsoever, as incurred, based upon or arising out of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, the General Disclosure Package, any Issuer-Represented Free Writing Prospectus, when considered together with the General Disclosure Package, or any amendment or supplement thereto (including any post-effective amendment) or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact contained in the Members’ Proxy Statement, Shareholders’ Proxy Statement, any Preliminary Prospectus or the Prospectus or the General Disclosure Package or any Issuer-Represented Free Writing Prospectus (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

(ii) from and against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever described in clause (i) above, if such settlement is effected with the written consent of the Company, the Mid-Tier Company, the MHC or the Bank, which consent shall not be unreasonably withheld; and

(iii) from and against any and all expense whatsoever, as incurred (including, subject to Section 6(c) hereof, the fees and disbursements of counsel chosen by the Representative), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation, proceeding or inquiry by any governmental agency or body, commenced or threatened, or any claim pending or threatened whatsoever described in clause (i) above, to the extent that any such expense is not paid under clause (i) or (ii) above;

provided, however, that the indemnification provided for in this paragraph (a) shall not apply to any loss, liability, claim, damage or expense that (i) arises out of any untrue statement or alleged untrue statement of a material fact contained in the Preliminary Prospectus, the Prospectus or the General Disclosure Package or any Issuer-Represented Free Writing Prospectus (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading which was made in reliance upon and in conformity with the Underwriters Information, or (ii) is primarily attributable to the gross negligence, willful misconduct or bad faith of the Representative. To the extent required by law, the indemnification provided for in this paragraph (a) shall be subject to and limited by Section 23A of the Federal Reserve Act, as amended.

(b) Each Underwriter agrees to indemnify and hold harmless the Company and the Bank, their directors, each of their officers who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act against any and all loss, liability, claim, damage and expense described in the indemnity contained in subsection (a) of this Section, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, of a material fact made in the Preliminary Prospectus, the Prospectus or the General Disclosure Package or any Issuer-Represented Free Writing Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with the Underwriters Information.

(c) Each indemnified party shall give notice as promptly as reasonably practicable to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability that it may have otherwise than on account of this indemnity agreement. An indemnifying party may participate at its own expense in the defense of any such action. In no event shall the indemnifying parties be liable for fees and expenses of more than one counsel (in addition to no more than one local counsel in each separate jurisdiction in which any action or proceeding is commenced) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances.

(d) The Company, the Mid-Tier Company, the MHC and the Bank also agree that the each Underwriter shall not have any liability (whether direct or indirect, in contract or tort or otherwise) to the MHC, the Mid-Tier Company and its security holders, the Company and its security holders or the MHC’s, the Mid-Tier Company’s, the Bank’s or the Company’s creditors relating to or arising out of the performance by the Underwriters of the services contemplated by this Agreement, except to the extent that any liability is found in a final judgment by a court of competent jurisdiction to have resulted primarily from any such Underwriter’s bad faith, willful misconduct or gross negligence.

(e) In addition to, and without limiting, the provisions of Section (6)(a)(iv) hereof, in the event that an Underwriter, any person, if any, who controls the Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act or any of its partners, directors, officers, employees or agents is requested or required to appear as a witness or otherwise gives testimony in any action, proceeding, investigation or inquiry brought by or on behalf of or against the Company, the Mid-Tier Company, the MHC, the Bank, the Underwriter or any of its respective affiliates or any participant in the transactions contemplated hereby in which the Underwriter or such person or agent is not named as a defendant, the Company, the Mid-Tier Company, the MHC and the Bank jointly and severally agree to reimburse the Underwriter and its partners, directors, officers, employees or agents for all reasonable and necessary out-of-pocket expenses incurred by them in connection with preparing or appearing as a witness or otherwise giving testimony and to compensate the Underwriter and its partners, directors, officers, employees or agents in an amount to be mutually agreed upon.

SECTION 7. CONTRIBUTION. In order to provide for just and equitable contribution in circumstances in which the indemnity agreement provided for in Section 6 hereof is for any reason held to be unenforceable by the indemnified parties although applicable in accordance with its terms, the Company, the Mid-Tier Company, the MHC, the Bank, and the Underwriters shall contribute to the aggregate losses, liabilities, claims, damages and expenses of the nature contemplated by said indemnity agreement incurred by the Company, the Mid-Tier Company, the MHC or the Bank and the Underwriters, as incurred, in such proportions (i) that the Underwriters are responsible for that portion represented by the percentage that the total net proceeds from the Public Offering of the Shares (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by the Underwriters, in each as set forth in the table on the cover page of the Prospectus and the Company, the Mid-Tier Company, the MHC and the Bank are jointly and severally responsible for the balance or (ii) if, but only if, the allocation provided for in clause (i) is for any reason held unenforceable, in such proportion as is appropriate to reflect not only the relative benefits to the Company, the Mid-Tier Company, the MHC and the Bank on the one hand and the Underwriters on the other, as reflected in clause (i), but also the relative fault of the Company, the Mid-Tier Company, the MHC and the Bank on the one hand and the Underwriters on the other, as well as any other relevant equitable considerations; provided, however, that no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section, each person, if any, who controls an Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act shall have the same rights to contribution as the Underwriters, and each director of the Company, the Mid-Tier Company, the MHC and the Bank, each officer of the Company who signed the Registration Statement, and each person, if any, who controls the Company, the Mid-Tier Company, the MHC or the Bank within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act shall have the same rights to contribution as the Company, the Mid-Tier Company, the MHC and the Bank. Notwithstanding anything to the contrary set forth herein, to the extent permitted by applicable law, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.

SECTION 8. REPRESENTATIONS, WARRANTIES AND AGREEMENTS TO SURVIVE DELIVERY. All representations, warranties and agreements contained in this Agreement, or contained in certificates of officers of the Company, the Mid-Tier Company, the MHC or the Bank submitted pursuant hereto, shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of the Underwriters or any controlling persons, or by or on behalf of the Company, and shall survive delivery of the Shares.

SECTION 9. DEFUALT BY UNDERWRITERS.

(a) If any Underwriter shall default in its obligation to purchase the Shares which it has agreed to purchase hereunder at a Time of Delivery, the Representative may in its discretion arrange for it or another party or other parties to purchase such Shares on the terms contained herein. If within thirty six hours after such default by any Underwriter the Representative does not arrange for the purchase of such Shares, then the Company shall be entitled to a further period of thirty six hours within which to procure another party or other parties satisfactory to the Representative to purchase such Shares on such terms. In the event that, within the respective prescribed periods, the Representative notifies the Company that it has so arranged for the purchase of such Shares, or the Company notifies the Representative that it has so arranged for the purchase of such Shares, the Representative or the Company shall have the right to postpone such Time of Delivery for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus, or in any other documents or arrangements, and the Company agrees to file promptly any amendments to the Registration Statement or the Prospectus which in the Representative’s opinion may thereby be made necessary. The term “Underwriter” as used in this Agreement shall include any person substituted under this Section with like effect as if such person had originally been a party to this Agreement with respect to such Shares.

(b) If, after giving effect to any arrangements for the purchase of the Shares of a defaulting Underwriter or Underwriters by the Representative and the Company as provided in Section 9(a), the aggregate number of such Shares which remains unpurchased does not exceed one tenth of the aggregate number of all the Shares to be purchased at such Time of Delivery, then the Company shall have the right to require each non defaulting Underwriter to purchase the number of shares which such Underwriter agreed to purchase hereunder at such Time of Delivery and, in addition, to require each non defaulting Underwriter to purchase its pro rata share (based on the number of Shares which such Underwriter agreed to purchase hereunder) of the Shares of such defaulting Underwriter or Underwriters for which such arrangements have not been made; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

(c) If, after giving effect to any arrangements for the purchase of the Shares of a defaulting Underwriter or Underwriters by the Representative and the Company as provided in Section 9(a) hereof, the aggregate number of such Shares which remains unpurchased exceeds one tenth of the aggregate number of all the Shares to be purchased at such Time of Delivery, or if the Company shall not exercise the right described in Section 9(b) hereof to require non defaulting Underwriters to purchase Shares of a defaulting Underwriter or Underwriters, then this Agreement shall thereupon terminate, without liability on the part of any non-defaulting Underwriter or the Company, except for the indemnity and contribution agreements in Sections 6 and 7 hereof; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

(d) If this Agreement is terminated pursuant to Section 9(c) hereof, none of the Company, the Mid-Tier Company, the MHC or the Bank shall then be under any liability to any Underwriter except as provided in Sections 6 and 7 hereof; but, if this Agreement is terminated pursuant to Section 5 or for any other reason, any Shares are not delivered by or on behalf of the Company as provided herein, the Company will reimburse the Underwriters for all out-of-pocket expenses, including fees and disbursements of counsel, incurred by the Underwriters in connection with the transactions contemplated hereby, including, without limitation, marketing, syndication and travel expenses incurred by the Underwriters in making preparations for the purchase, sale and delivery of the Shares not so delivered, but the Company shall then be under no further liability to any Underwriter except as provided in Sections 4 and 7 hereof.

SECTION 10. TERMINATION OF AGREEMENT.

(a) The Representative may terminate this Agreement, by notice to the Company, at any time at or prior to the Time of Delivery (i) if there has been, since the date of this Agreement or since the respective dates as of which information is given in the Registration Statement, any material adverse change in the financial condition, results of operations, business affairs or prospects of the Company, the Mid-Tier Company, the MHC or the Bank, considered as one enterprise, whether or not arising in the ordinary course of business, (ii) if there has occurred any material adverse change in the financial markets in the United States or elsewhere or any outbreak of hostilities or escalation thereof or other calamity or crisis the effect of which, in the judgment of the Representative, are so material and adverse as to make it impracticable to market the Shares or to enforce contracts, including subscriptions or orders, for the sale of the Shares, (iii) if trading generally on the Nasdaq Global Select Market, the American Stock Exchange or the New York Stock Exchange has been suspended, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices for securities have been required, by any of said Exchanges or by order of the Commission or any other governmental authority, or if a banking moratorium has been declared by either Federal, New Jersey or New York authorities, (iv) if any condition specified in Section 5 hereof shall not have been fulfilled when and as required to be fulfilled; (v) if there shall have been such material adverse change in the condition or prospects of the Company, the Mid-Tier Company, the MHC or the Bank or the prospective market for the Company’s Securities as in the Representative’s good faith opinion would make it inadvisable to proceed with the offering, sale or delivery of the Shares; (vi) if, in the Representative’s good faith opinion, the price for the Securities established by the Appraiser is not reasonable or equitable under then prevailing market conditions, or (vii) if the Conversion is not consummated on or prior to [                        ].

(b) If this Agreement is terminated pursuant to this Section, such termination shall be without liability of any party to any other party except as provided in Sections 2 and 4 hereof relating to the reimbursement of expenses and except that the provisions of Sections 6 and 7 hereof shall survive any termination of this Agreement.

SECTION 11. NOTICES. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Representative shall be directed to 1251 Avenue of the Americas, 6th Floor, New York, New York 10020, attention of General Counsel, with a copy to Robert C. Azarow, Esquire at Arnold & Porter LLP, 399 Park Avenue, New York, New York 10022; notices to the Company, the Mid-Tier Company, the MHC and the Bank shall be directed to any of them at 1433 Van Houten Avenue, Clifton, New Jersey 07013, Attention of Paul M. Aguggia, President and Chief Executive Officer, with a copy to Sean Kehoe, Esquire, at Kilpatrick Townsend & Stockton LLP, 607 14th Street, N.W., Suite 900, Washington, D.C. 20005.

SECTION 12. PARTIES. This Agreement shall inure to the benefit of and be binding upon the Representative, the Company, the Mid-Tier Company, the MHC and the Bank and their respective successors. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person, firm or corporation, other than the Representative, the Company, the Mid-Tier Company, the MHC and the Bank and their respective successors and the controlling persons and the partners, officers and directors referred to in Sections 6 and 7 hereof and their heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein or therein contained. This Agreement and all conditions and provisions hereof and thereof are intended to be for the sole and exclusive benefit of the Representative, the Company, the Mid-Tier Company, the MHC and the Bank and their respective successors, and said controlling persons, partners, officers and directors and their heirs, partners, legal representatives, and for the benefit of no other person, firm or corporation.

SECTION 13. ENTIRE AGREEMENT; AMENDMENT. This Agreement represents the entire understanding of the parties hereto with reference to the transactions contemplated hereby and supersedes any and all other oral or written agreements heretofore made, except for the engagement letter dated September 24, 2013, by and between Sandler O’Neill and the Mid-Tier Company, the MHC and the Bank, relating to Sandler O’Neill providing records management services in connection with the Conversion and (ii) the Agency Agreement dated                     , 2014 by and between the Representative and the Company, the Mid-Tier Company, the MHC and the Bank related to Sandler O’Neill serving as selling agent in the Subscription Offering and the Community Offering (‘the “Agency Agreement”). No waiver, amendment or other modification of this Agreement shall be effective unless in writing and signed by the parties hereto.

SECTION 14. GOVERNING LAW AND TIME. This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to agreements made and to be performed in said State without regard to the conflicts of laws provisions thereof. Unless otherwise noted, specified times of day refer to Eastern time.

SECTION 15. SEVERABILITY. Any term or provision of this Agreement that is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction. If any provision of this Agreement is so broad as to be unenforceable, the provision shall be interpreted to be only so broad as is enforceable.

SECTION 16. HEADINGS. Sections headings are not to be considered part of this Agreement, are for convenience and reference only, and are not to be deemed to be full or accurate descriptions of the contents of any paragraph or subparagraph.

[The next page is the signature page]

If the foregoing is in accordance with your understanding, please sign and return to us [            ] counterparts hereof, and upon the acceptance hereof by you, on behalf of each of the Underwriters, this letter and such acceptance hereof shall constitute a binding agreement among each of the Underwriters, the Company, the Mid-Tier Company, the MHC and the Bank. It is understood that your acceptance of this letter on behalf of each of the Underwriters is pursuant to the authority set forth in a form of Agreement among Underwriters, the form of which shall be submitted to the Company for examination upon request, but without warranty on your part as to the authority of the signers thereof.

Very truly yours,

CLIFTON SAVINGS BANCORP, INC.

By:
Title:

CLIFTON BANCORP INC.

By:
Title:

CLIFTON SAVINGS BANK

By:
Title:

CLIFTON MHC

By:
Title:

CONFIRMED AND ACCEPTED, as of the date first above written:

SANDLER O’NEILL & PARTNERS, L.P.
AS REPRESENTATIVE OF THE SEVERAL UNDERWRITERS
BY:	SANDLER O’NEILL & PARTNERS CORP.,
the sole general partner

By:

Name:

Title:

SCHEDULE I

Underwriter	Total Number of Shares to be Purchased
Sandler O’Neill & Partners, L.P.
Total

EXHIBIT A TO UNDERWRITING AGREEMENT

FORM OF OPINION OF KILPATRICK TOWNSEND & STOCKTON LLP

[Intentionally omitted]

EXHIBIT B TO UNDERWRITING AGREEMENT

FORM OF LOCK-UP LETTER

                    , 2014

SANDLER O’NEILL & PARTNERS, L.P.

1251 Avenue of the Americas, 6th Floor

New York, New York 10020

Re:	Proposed Public Offering by Clifton Bancorp Inc.

The undersigned understands that Sandler O’Neill & Partners, L.P. (“Sandler O’Neill”) proposes to enter into an Agency Agreement (the “Agency Agreement”) with Clifton Bancorp Inc., a Maryland corporation (the “Company”), Clifton Savings Bancorp, Inc., a federally-chartered stock holding company (the “Mid-Tier Company”), Clifton MHC, a federally-chartered mutual holding company (the “MHC”) and Clifton Savings Bank, a federally-chartered stock savings bank (the “Bank” and, together with the Company, the Mid-Tier Company and the MHC, the “Clifton Parties”), providing for the public offering (the “Public Offering”) of up to 22,425,000 shares (the “Shares”) of the Company’s common stock, par value $0.01 per share (the “Stock”).

In recognition of the benefit that the Public Offering will confer upon the undersigned, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned agrees with Sandler O’Neill that, during the period beginning on the date of the final prospectus relating to the subscription offering (the “Subscription Offering Prospectus”) and ending 90 days after the Closing Date of the Public Offering (the “Restricted Period”), the undersigned will not, without the prior written consent of Sandler O’Neill, directly or indirectly, (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant for the sale of, or otherwise dispose of or transfer any shares of the Company’s Stock, the common stock of the Mid-Tier Company (“Mid-Tier Stock”) or any securities convertible into or exchangeable or exercisable for Stock or Mid-Tier Stock, whether now owned or hereafter acquired by the undersigned or with respect to which the undersigned has or hereafter acquires the power of disposition, or file any registration statement under the Securities Act of 1933, as amended, with respect to any of the foregoing, (ii) enter into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of the Stock or Mid-Tier Stock, whether any such swap or transaction is to be settled by delivery of Stock, Mid-Tier Stock or other securities, in cash or otherwise or (iii) publicly announce an intention to do any of the foregoing. If either (i) during the period that begins on the date that is 15 calendar days plus three (3) business days before the last day of the Restricted Period and ends on the last day of the Restricted Period, the Company issues an earnings release or material news or a material event relating to the Company occurs, or (ii) prior to the expiration of the Restricted Period, the Company announces that it will release earnings results during the 16-day period beginning on the last day of the Restricted Period, the restrictions set forth herein will continue to apply until the expiration of the date that is 15 calendar days plus three (3) business days after the date on which the earnings release is issued or the material news or event related to the Company occurs. The Company shall promptly notify Sandler O’Neill of any earnings releases, news or events that may give rise to an extension of the Restricted Period.

Notwithstanding the foregoing, the undersigned may transfer the undersigned’s shares of Stock and Mid-Tier Stock (i) as a bona fide gift or gifts, provided that the donee or donees agree to be bound in writing by the restrictions set forth herein, (ii) to any trust or family limited partnership for the direct or indirect benefit of the undersigned or the immediate family of the undersigned, provided that the trustee of the trust or general partner of the family limited partnership, as the case may be, agrees to be bound by the restrictions set forth herein, and provided further that any such transfer shall not involve a disposition for value, (iii) pledged in a bona fide transaction outstanding as of the date hereof to a lender to the undersigned, as disclosed in writing to Sandler O’Neill, (iv) pursuant to the exercise by the undersigned of stock options that have been granted by the Mid-Tier Company prior to, and are outstanding as of, the date of the Agency Agreement, where the Stock or Mid-Tier Stock received upon any such exercise is held by the undersigned, individually or as fiduciary, in accordance with the terms of this Lock-Up Agreement, (v) the withholding of Stock or Mid-Tier Stock to satisfy tax withholding obligations upon the vesting of restricted stock, or (vi) with the prior written consent of Sandler O’Neill. For purposes of this Lock-Up Agreement, “immediate family” shall mean any relationship by blood, marriage or adoption, not more remote than first cousin.

The undersigned also agrees and consents to the entry of stop transfer instructions with the Company’s transfer agent and registrar against the transfer of the undersigned’s Company Stock, except in compliance with this Lock-Up Agreement. In furtherance of the foregoing, the Company and its transfer agent are hereby authorized to decline to make any transfer of securities if such transfer would constitute a violation or breach of this Lock-Up Agreement.

The undersigned represents and warrants that the undersigned has full power and authority to enter into this Lock-Up Agreement. The undersigned understands that the Company and Sandler O’Neill are relying upon this Lock-Up Agreement in proceeding toward consummation of the Public Offering. The undersigned agrees that the provisions of this Lock-Up Agreement shall be binding also upon the successors, assigns, heirs and personal representatives of the undersigned.

The undersigned understands that, if the Agency Agreement does not become effective, or if the Agency Agreement (other than the provisions thereof which survive termination) shall terminate or be terminated prior to payment for and delivery of the Stock to be sold thereunder, the undersigned shall be released from all obligations under this Lock-up Agreement.

This Lock-up Agreement shall be governed by and construed in accordance with the laws of the State of New York.

[SIGNATURE ON FOLLOWING PAGE]

Very truly yours,

Signature:

Print Name:

EXHIBIT C TO UNDERWRITING AGREEMENT

OFFICERS AND DIRECTORS OF CLIFTON PARTIES

EXHIBIT C TO AGENCY AGREEMENT

FORM OF OPINION OF KILPATRICK TOWNSEND & STOCKTON LLP

[Intentionally omitted]

EXHIBIT D TO AGENCY AGREEMENT

FORM OF LOCK UP LETTER

                    , 2014

SANDLER O’NEILL & PARTNERS, L.P.

1251 Avenue of the Americas, 6th Floor

New York, New York 10020

Re:	Proposed Public Offering by Clifton Bancorp Inc.

The undersigned understands that Sandler O’Neill & Partners, L.P. (“Sandler O’Neill”) proposes to enter into an Agency Agreement (the “Agency Agreement”) with Clifton Bancorp Inc., a Maryland corporation (the “Company”), Clifton Savings Bancorp, Inc., a federally-chartered stock holding company (the “Mid-Tier Company”), Clifton MHC, a federally-chartered mutual holding company (the “MHC”), and Clifton Savings Bank, a federally-chartered stock savings bank (the “Bank” and, together with the Company, the Mid-Tier Company and the MHC, the “Clifton Parties”), providing for the public offering (the “Public Offering”) of up to 22,425,000 shares (the “Shares”) of the Company’s common stock, par value $0.01 per share (the “Stock”).

In recognition of the benefit that the Public Offering will confer upon the undersigned, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned agrees with Sandler O’Neill that, during the period beginning on the date of the final prospectus relating to the subscription offering (the “Subscription Offering Prospectus”) and ending 90 days after the Closing Date of the Public Offering (the “Restricted Period”), the undersigned will not, without the prior written consent of Sandler O’Neill, directly or indirectly, (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant for the sale of, or otherwise dispose of or transfer any shares of the Company’s Stock, the common stock of the Mid-Tier Company (“Mid-Tier Stock”) or any securities convertible into or exchangeable or exercisable for Stock or Mid-Tier Stock, whether now owned or hereafter acquired by the undersigned or with respect to which the undersigned has or hereafter acquires the power of disposition, or file any registration statement under the Securities Act of 1933, as amended, with respect to any of the foregoing, (ii) enter into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of the Stock or Mid-Tier Stock, whether any such swap or transaction is to be settled by delivery of Stock, Mid-Tier Stock or other securities, in cash or otherwise or (iii) publicly announce an intention to do any of the foregoing. If either (i) during the period that begins on the date that is 15 calendar days plus three (3) business days before the last day of the Restricted Period and ends on the last day of the Restricted Period, the Company issues an earnings release or material news or a material event relating to the Company occurs, or (ii) prior to the expiration of the Restricted Period, the Company announces that it will release earnings results during the 16-day period beginning on the last day of the Restricted Period, the restrictions set forth herein will continue to apply until the expiration of the date that is 15 calendar days plus three (3) business days after the date on which the earnings release is issued or the material news or event related to the Company occurs. The Company shall promptly notify Sandler O’Neill of any earnings releases, news or events that may give rise to an extension of the Restricted Period.

Notwithstanding the foregoing, the undersigned may transfer the undersigned’s shares of Stock and Mid-Tier Stock (i) as a bona fide gift or gifts, provided that the donee or donees agree to be bound in writing by the restrictions set forth herein, (ii) to any trust or family limited partnership for the direct or indirect benefit of the undersigned or the immediate family of the undersigned, provided that the trustee of the trust or general partner of the family limited partnership, as the case may be, agrees to be bound by the restrictions set forth herein, and provided further that any such transfer shall not involve a disposition for value, (iii) pledged in a bona fide transaction outstanding as of the date hereof to a lender to the undersigned, as disclosed in writing to Sandler O’Neill, (iv) pursuant to the exercise by the undersigned of stock options that have been granted by the Mid-Tier Company prior to, and are outstanding as of, the date of the Agency Agreement, where the Stock or Mid-Tier Stock received upon any such exercise is held by the undersigned, individually or as fiduciary, in accordance with the terms of this Lock-Up Agreement, (v) the withholding of Stock or Mid-Tier Stock to satisfy tax withholding obligations upon the vesting of restricted stock, or (vi) with the prior written consent of Sandler O’Neill. For purposes of this Lock-Up Agreement, “immediate family” shall mean any relationship by blood, marriage or adoption, not more remote than first cousin.

The undersigned also agrees and consents to the entry of stop transfer instructions with the Company’s transfer agent and registrar against the transfer of the undersigned’s Company Stock, except in compliance with this Lock-Up Agreement. In furtherance of the foregoing, the Company and its transfer agent are hereby authorized to decline to make any transfer of securities if such transfer would constitute a violation or breach of this Lock-Up Agreement.

The undersigned represents and warrants that the undersigned has full power and authority to enter into this Lock-Up Agreement. The undersigned understands that the Company and Sandler O’Neill are relying upon this Lock-Up Agreement in proceeding toward consummation of the Public Offering. The undersigned agrees that the provisions of this Lock-Up Agreement shall be binding also upon the successors, assigns, heirs and personal representatives of the undersigned.

The undersigned understands that, if the Agency Agreement does not become effective, or if the Agency Agreement (other than the provisions thereof which survive termination) shall terminate or be terminated prior to payment for and delivery of the Stock to be sold thereunder, the undersigned shall be released from all obligations under this Lock-up Agreement.

This Lock-up Agreement shall be governed by and construed in accordance with the laws of the State of New York.

[SIGNATURE ON FOLLOWING PAGE]

Very truly yours,

Signature:

Print Name:

EXHIBIT E TO AGENCY AGREEMENT

OFFICERS AND DIRECTORS OF CLIFTON SAVINGS PARTIES

E-1